UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21050

Name of Fund: BlackRock New Jersey Municipal Bond Trust (BLJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New
Jersey Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2011

Date of reporting period: 08/31/2011

Item 1 – Report to Stockholders

Annual Report

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

The Massachusetts Health & Education Tax-Exempt Trust (MHE)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT AUGUST 31, 2011

Dear Shareholder

Market volatility has been extraordinary in recent months. Government debt and deficit issues in both the US and Europe have taken a toll on investor sentiment while weaker-than-expected US economic data raised concerns of another recession. Political instability and concerns that central banks have nearly exhausted their stimulus measures have further compounded investor uncertainty.Although markets remain volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your fund’s reporting period ended August 31, 2011.Accordingly, the following discussion is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were opti-
mistic given the anticipated second round of quantitative easing from the US Federal Reserve (the
“Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve.While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter.
The tax-exempt municipal market faced additional headwinds as it became evident that the Build
America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted indus-
trial supply chains and concerns mounted over US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011.The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate.
Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt.This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed as higher oil prices and supply chain disruptions finally showed up in economic data. By mid-summer, confidence in policymakers was tarnished as the prolonged US debt ceiling debate revealed the degree of polarization in Washington, DC.The downgrade of the US govern-
ment’s credit rating on August 5 was the catalyst for the recent turmoil in financial markets. Extreme volatility persisted as Europe’s debt and banking crisis deepened and US economic data continued
to weaken. Investors fled from riskier assets, pushing stock and high yield bond indices into negative territory for the six-month period ended August 31, while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains.Twelve-month returns on all asset classes remained positive. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“BlackRock remains focused
on managing risk and finding
opportunities in all market
environments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of August 31, 2011
	6-month	12-month
US large cap equities	(7.23)%	18.50%
(S&P 500® Index)
US small cap equities	(11.17)	22.19
(Russell 2000® Index)
International equities	(11.12)	10.01
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(5.11)	9.07
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.08	0.15
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	13.04	6.21
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	5.49	4.62
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.39	2.66
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(1.57)	8.32
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Municipal Market Overview

As of August 31, 2011

At the outset of the 12-month period, investor concerns were focused on the possibility of deflation and a double-dip recessionin the US economy thus leading to a flatter municipal yield curve at that time as compared to August 31, 2011. Rates moved lower (and prices higher) across the curve through
September 2010, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18% and the 30-year closed at
3.67%. However, the market took a turn in October amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance for munici-
pals since the Fed tightening cycle of 1994. Treasury yields lost support due to concerns over the US deficit and municipal valuations suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The program had opened the taxable market to municipal issuers, successfully alleviating supply pressure in the traditional tax-exempt marketplace and bringing down yields in that space.

Towards the end of the fourth quarter 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-
November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies along with the expiration of the BAB program exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From mid-
November, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counterbal-
anced by lower supply in 2011. According to Thomson Reuters, year-to-date through August, new issuance was down 38% compared tothe same period last year. Issuers have been reluctant to bring new deals to the market due to higher interest rates, fiscal policy changes anda reduced need for municipal borrowing. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index gained 4.22% for the secondquarter of 2011, its best second-quarter performance since 1992, and municipals outperformed most other fixed income asset classes for the quarter.

On August 5, S&P downgraded the US credit rating from AAA to AA+, leading to the downgrade of 11,000 municipal issues directly linked to the US govern-
ment debt rating. Nevertheless, the municipal market posted solid gains for the month of August, aided primarily by an exuberant Treasury market, severe volatility in US equities and continued supply constraint in the primary municipal market. For the month of August, the curve flattened due to outperfor-
mance in the long-end driven by demand from both traditional and non-traditional buyers.

Overall, the municipal yield curve steepened during the period from August 31, 2010, to August 31, 2011. As measured by ThomsonMunicipal Market
Data, yields on AAA quality-rated 30-year municipals rose 22 basis points (“bps”) to 3.89%, while yields for 5-year maturitiesrallied by 17 bps to .89%, and 10-year maturities increased by 7 bps to 2.25%. With the exception of the 2- to 5-year range, the yield spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 39 bps, while overall the slope between 2- and 30-year maturities increased by 27 bps to 3.59%.

The fundamental picture for municipalities is improving as most states began their new fiscal year with a balanced budget. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach, using aggressive revenue projections and accounting gimmicks to close their shortfalls. As long as economic growth stays positive, tax receipts for states should continue to rise and lead to better credit funda-
mentals. BlackRock maintains a constructive view of the municipal market, recognizing that careful credit research and security selection remain imperative amid uncertainty in the economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4 ANNUAL REPORT AUGUST 31, 2011

Trust Summary as of August 31, 2011 BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.
The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned 0.83% based on market price and 2.45% based on net asset value (“NAV”). For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of (1.60)% based on market price and 1.97% based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which narrowed during the period, accounts for the difference between per-
formance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its higher coupon bond holdings, which performed well in the rising interest rate environment. In addition, the Trust sought investments with valuations that remain attractive relative to their level of credit risk. However, the Trust’s overall long duration stance (greater sensitivity to interest rates) detracted from performance as the municipal market saw long-term interest rates rise and the yield curve steepen due to municipal credit concerns and the expiration of the BAB pro-
gram. During the period, we reduced some of the Trust’s most concentrated holdings and held the cash proceeds in reserve to enable the Trust to improve its portfolio diversification when opportunities arise in the market. The Trust’s increased cash position did not have a material impact on performance. US
Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2011 ($15.02)[1]	6.31%
Tax Equivalent Yield[2]	9.71%
Current Monthly Distribution per Common Share[3]	$0.0790
Current Annualized Distribution per Common Share[3]	$0.9480
Leverage as of August 31, 2011[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Auction Market Preferred Shares (“AMPS”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, includ-
ing any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$15.02	$15.91	(5.59)%	$17.32	$13.80
Net Asset Value	$14.61	$15.23	(4.07)%	$15.33	$13.42

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
County/City/Special District/School District	21%	26%
Transportation	19	18
Health	18	20
Housing	12	8
Education	11	11
Utilities	10	10
State	5	3
Tobacco	3	3
Corporate	1	1

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	14%	28%
AA/Aa	30	9
A	35	29
BBB/Baa	8	23
BB/Ba	1	2
Not Rated	12[6]	9

5 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011, the market value of these securities was $1,031,990, representing 2% of the Trust's long-term investments.

ANNUAL REPORT AUGUST 31, 2011 5

Trust Summary as of August 31, 2011 BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

Effective November 9, 2010 BlackRock MuniHoldings New York Insured Fund, Inc. changed its name to BlackRock MuniHoldings New York Quality Fund, Inc.
BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under nor-
mal market conditions, at least 80% of its assets in investment grade New York municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes ("New York Municipal Bonds"), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, however, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The
Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Trust’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Trust was moved from the Lipper Single-State Insured Municipal Debt Funds category into the Lipper New York Municipal Debt Funds category. For the 12 months ended August 31, 2011, the Trust returned (1.80)% based on market price and
1.85% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average returnof (1.32)% based on market price and 1.46% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of
(1.03)% based on market price and 2.20% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a dis-
count by period end, which accounts for the difference between performance based on price and performance based on NAV. The folowing discussion relates to performance based on NAV. The Trust’s positive performance was derived mostly from its holdings in higher-yielding sectors including housing, health and corporate/industrial development bonds. In addition to providing incremental income, these holdings experienced price appreciation due to spread compression in those sectors during the period. The Trust also benefited from its exposure to lower-quality bonds, which offered higher embedded yields and benefited from spread compression during the period. The Trust was most heavily invested in tax-backed credits, which returned moderately posi-
tive performance. Detracting from performance was the Trust’s allocation to Puerto Rico credits, which underperformed New York issues for the period. Over the period, the Trust maintained a slightly long duration bias and greater exposure to the long end of the yield curve. Although this positioning was favorable as the period drew to a close, it detracted from performance on the whole for the year. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2011 ($13.90)[1]	6.86%
Tax Equivalent Yield[2]	10.55%
Current Monthly Distribution per Common Share[3]	$0.0795
Current Annualized Distribution per Common Share[3]	$0.9540
Leverage as of August 31, 2011[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is thetotal assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of
Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$13.90	$15.17	(8.37)%	$15.39	$12.35
Net Asset Value	$14.34	$15.09	(4.97)%	$15.09	$12.61

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
Transportation	30%	31%
County/City/Special District/School District	25	25
State	11	12
Education	11	7
Utilities	9	10
Health	5	4
Housing	3	3
Corporate	3	5
Tobacco	3	3

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	10%	42%
AA/Aa	56	20
A	16	29
BBB/Baa	13	3
BB/Ba	3	4
Not Rated[6]	2	2

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $4,172,122 and $3,941,088, each representing 1%, respectively, of the Trust's long-term investments.

6 ANNUAL REPORT AUGUST 31, 2011

Trust Summary as of August 31, 2011 BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the
Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned (6.68)% based on market price and 2.46% based on NAV. For the same period, the closed-
end Lipper New Jersey Municipal Debt Funds category posted an average return of (3.48)% based on market price and 1.29% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to the Trust’s performance was its exposure to spread sectors, including housing, health and corporate-backed bonds, which provided a relatively high degree of incre-
mental income in the low interest rate environment. The Trust’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011.
Conversely, the Trust’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds withlonger-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. US Treasury financial futures contracts used to hedge inter-
est rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2011 ($13.60)[1]	6.88%
Tax Equivalent Yield[2]	10.58%
Current Monthly Distribution per Common Share[3]	$0.0780
Current Annualized Distribution per Common Share[3]	$0.9360
Leverage as of August 31, 2011[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assetsattributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$13.60	$15.63	(12.99)%	$16.81	$12.21
Net Asset Value	$14.55	$15.23	(4.46)%	$15.26	$12.88

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
Transportation	23%	16%
State	20	23
Education	18	10
Health	12	16
Housing	10	12
Corporate	9	9
County/City/Special District/School District	5	11
Utilities	2	2
Tobacco	1	1

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	8%	27%
AA/Aa	38	28
A	33	23
BBB/Baa	8	10
BB/Ba	4	2
B	4	5
Not Rated[6]	5	5

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $987,040 and $1,013,550, each representing 2%, respectively, of the Trust's long-term investments.

ANNUAL REPORT AUGUST 31, 2011 7

Trust Summary as of August 31, 2011 BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned 0.50% based on market price and 1.81% based on NAV. For the same period, the closed-
end Lipper New York Municipal Debt Funds category posted an average return of (1.32)% based on market price and 1.46% based onNAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s positive performance was derived mostly from its holdings in higher-yielding sectors including housing, health and corporate/industrial development bonds. In addition to providing incremental income, these holdings experienced price appreciation due to spread compression in those sectors during the period.The Trust also benefited from its exposure to lower-quality bonds, which offered higher embedded yields and benefited from spread compression during the period. The Trust was most heavily invested in tax-backed credits, which returned moderately positive performance. Detracting from performance was the Trust’s allocation to
Puerto Rico credits, which underperformed New York issues for the period. A large exposure to the very short end of the yield curve and high-quality, pre-
refunded bonds also had a negative impact. Over the period, the Trust maintained a slightly long duration bias and greater exposure to the long end of the yield curve. Although this positioning was favorable as the period drew to a close, it detracted from performance on the wholefor the year. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2011 ($14.83)[1]	6.64%
Tax Equivalent Yield[2]	10.22%
Current Monthly Distribution per Common Share[3]	$0.0820
Current Annualized Distribution per Common Share[3]	$0.9840
Leverage as of August 31, 2011[4]	35%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assetsattributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$14.83	$15.79	(6.08)%	$16.19	$13.30
Net Asset Value	$14.89	$15.65	(4.86)%	$15.70	$13.68

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
State	20%	19%
County/City/Special District/School District	20	20
Housing	13	12
Education	11	13
Corporate	9	10
Transportation	9	8
Health	7	5
Utilities	6	7
Tobacco	5	6

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	11%	29%
AA/Aa	43	23
A	20	28
BBB/Baa	16	10
BB/Ba	2	2
B	3	7
Not Rated	5	1
[5] Using the higher of S&P’s or Moody’s ratings.

8 ANNUAL REPORT AUGUST 31, 2011

Trust Summary as of August 31, 2011 BlackRock New York Municipal Income Quality Trust

Trust Overview

Effective November 9, 2010 BlackRock New York Insured Municipal Income Trust changed its name to BlackRock New York Municipal Income Quality Trust.

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (including the alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Trust’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Trust was moved from the Lipper Single-State Insured Municipal Debt Funds category into the Lipper New York Municipal Debt Funds category. For the 12 months ended August 31, 2011, the Trust returned (3.20)% based on market price and
1.94% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average returnof (1.32)% based on market price and 1.46% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of
(1.03)% based on market price and 2.20% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a dis-
count by period end, which accounts for the difference between performance based on price and performance based on NAV. The folowing discussion relates to performance based on NAV. The Trust’s positive performance was derived mostly from its holdings in higher-yielding sectors including health and corporate/industrial development bonds. In addition to providing incremental income, these holdings experienced price appreciation due to spread com-
pression in those sectors during the period. The Trust was most heavily invested in tax-backed credits and the education sector, both of which returned mod-
erately positive performance. Detracting from performance was the Trust’s allocation to Puerto Rico credits, which underperformed New York issues for the period. Over the period, the Trust maintained a slightly long duration bias and greater exposure to the long end of the yield curve. Although this positioning was favorable as the period drew to a close, it detracted from performance on the whole for the year. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2011 ($13.54)[1]	6.34%
Tax Equivalent Yield[2]	9.75%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Leverage as of August 31, 2011[4]	36%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assetsattributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$13.54	$14.91	(9.19)%	$15.03	$12.01
Net Asset Value	$14.25	$14.90	(4.36)%	$14.90	$12.46

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
Education	29%	24%
Transportation	25	26
County/City/Special District/School District	16	18
Health	11	13
Utilities	10	8
State	8	10
Corporate	1	1

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	9%	31%
AA/Aa	49	19
A	19	30
BBB/Baa	15	8
BB/Ba	2	2
Not Rated[6]	6	10

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $8,358,790 and $9,329,772, each representing 6%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT AUGUST 31, 2011 9

Trust Summary as of August 31, 2011 BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New YorkState and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that areinvestment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned (0.37)% based on market price and 2.56% based on NAV. For the same period, the closed-
end Lipper New York Municipal Debt Funds category posted an average return of (1.32)% based on market price and 1.46% based onNAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between per-
formance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s positive performance was derived mostly from its holdings in higher-yielding sectors including housing, health care and corporate/industrial development bonds. In addition to providing incremental income, these holdings experienced price appreciation due to spread compression in those sectors during the period. The Trust also benefited from its exposure to lower-quality bonds, which offered higher embedded yields and benefited from spread compression during the period. The
Trust was most heavily invested in tax-backed credits and the education sector, both of which returned moderately positive performance. Detracting from performance was the Trust’s allocation to Puerto Rico credits, which underperformed New York issues for the period. Over the period, the Trust maintained a slightly long duration bias and greater exposure to the long end of the yield curve. Although this positioning was favorableas the period drew to a close, it detracted from performance on the whole for the year. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2011 ($14.38)[1]	6.97%
Tax Equivalent Yield[2]	10.72%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.0020
Leverage as of August 31, 2011[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$14.38	$15.48	(7.11)%	$15.60	$12.93
Net Asset Value	$14.66	$15.33	(4.37)%	$15.34	$13.12

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
County/City/Special District/School District	21%	20%
Education	16	15
Transportation	13	14
Health	12	11
Utilities	11	10
Corporate	10	14
Housing	6	6
State	6	4
Tobacco	5	6

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	20%	24%
AA/Aa	31	24
A	26	29
BBB/Baa	12	11
BB/Ba	3	3
B	3	6
Not Rated	5	3
[5] Using the higher of S&P’s or Moody’s ratings.

10 ANNUAL REPORT AUGUST 31, 2011

Trust Summary as of August 31, 2011 BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned 0.89% based on market price and 1.98% based on NAV. For the same period, the closed-
end Lipper Other States Municipal Debt Funds category posted an average return of (1.60)% based on market price and 1.97% based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its higher coupon bond holdings, which performed well in the rising interest rate environment. In addition, the Trust sought investments with valuations that remain attractive rela-
tive to their level of credit risk. However, the Trust’s overall long duration stance (greater sensitivity to interest rates) detracted from performance as the municipal market saw long-term interest rates rise and the yield curve steepen due to municipal credit concerns and the expiration of the BAB program.
US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2011 ($17.77)[1]	5.60%
Tax Equivalent Yield[2]	8.62%
Current Monthly Distribution per Common Share[3]	$0.0830
Current Annualized Distribution per Common Share[3]	$0.9960
Leverage as of August 31, 2011[4]	36%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assetsattributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$17.77	$18.77	(5.33)%	$20.60	$15.98
Net Asset Value	$15.33	$16.02	(4.31)%	$16.03	$13.80

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
Health	19%	17%
Education	15	10
Housing	15	16
Transportation	13	14
County/City/Special District/School District	12	12
Utilities	9	14
Corporate	8	7
State	6	5
Tobacco	3	5

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	18%	31%
AA/Aa	34	30
A	20	17
BBB/Baa	14	9
Not Rated[6]	14	13

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $2,649,194 and $2,770,588, each representing 7%, respectively, of the Trust's long-term investments.

ANNUAL REPORT AUGUST 31, 2011 11

Trust Summary as of August 31, 2011 The Massachusetts Health & Education Tax-Exempt Trust

Trust Overview

The Massachusetts Health & Education Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in tax-exempt obligations (including bonds, notes and capital lease obligations) issued on behalf of
Massachusetts not-for-profit health and education institutions (“Massachusetts Health & Education Obligations”). The Trust invests, under normal market condi-
tions, at least 80% of its assets in Massachusetts Health & Education Obligations and at least 80% of its assets in obligations that are rated investment grade at the time of investment. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from federal income taxes, including federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2011, the Trust returned 0.16% based on market price and 2.78% based on NAV. For the same period, the closed-
end Lipper Other States Municipal Debt Funds category posted an average return of (1.60)% based on market price and 1.97% basedon NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to the Trust’s performance was its exposure to spread sectors, including education, health and housing bonds, which provided a relatively high degree of incremental income in the low interest rate environment. Conversely, exposure to pre-refunded bonds in the 2- to 3-year maturity range hindered performance as nominal interest rates on those issues remained quite low.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2011 ($13.11)[1]	6.41%
Tax Equivalent Yield[2]	9.86%
Current Monthly Distribution per Common Share[3]	$0.0700
Current Annualized Distribution per Common Share[3]	$0.8400
Leverage as of August 31, 2011[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market prce. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assetsattributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/11	8/31/10	Change	High	Low
Market Price	$13.11	$13.98	(6.22)%	$14.37	$12.05
Net Asset Value	$13.01	$13.52	(3.77)%	$13.52	$11.33

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/11	8/31/10
Education	50%	50%
Health	27	30
State	11	8
Housing	6	4
Corporate	4	3
Utilities	2	3
County/City/Special District/School District	—	2

Credit Quality Allocations[5]
	8/31/11	8/31/10
AAA/Aaa	12%	19%
AA/Aa	38	25
A	33	34
BBB/Baa	11	14
Not Rated[6]	6	8

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2011 and August 31, 2010, the market value of these securities was $855,291, representing 2%, and $2,061,578, representing 4%, respectively, of the Trust’s long-term investments.

12 ANNUAL REPORT AUGUST 31, 2011

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives can-
not be achieved in all interest rate environments.

To leverage, the Trusts issue AMPS or VRDP Shares (collectively, “Preferred
Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each
Trust (including the assets obtained from leverage) are invested in higher-
yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitaliza-
tion is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3%
and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred
Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred
Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred
Shareholders”) are significantly lower than the income earned on the
Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in rela-
tion to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declin-
ing short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred
Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced.
Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restric-
tions imposed by ratings agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of August 31, 2011, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BZM	37%
MHN	42%
BLJ	37%
BQH	35%
BSE	36%
BFY	38%
BHV	36%
MHE	39%

ANNUAL REPORT AUGUST 31, 2011 13

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such deriva-
tive financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the trans-
action or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accu-
rately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a
Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The
Trusts’ investments in these instruments are discussed in detail in the
Notes to Financial Statements.

14 ANNUAL REPORT AUGUST 31, 2011

BlackRock Maryland Municipal Bond Trust (BZM)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Maryland — 113.8%
Corporate — 1.0%
Maryland EDC, Refunding RB, Potomac Electric
Power Co., 6.20%, 9/01/22	$ 250	$ 296,180
County/City/Special District/School District — 31.0%
City of Annapolis Maryland, Tax Allocation Bonds,
Park Place Project, Series A, 5.35%, 7/01/34	490	431,842
City of Baltimore Maryland, Special Tax Bonds, SO,
Harborview Lot No. 2, 6.50%, 7/01/31	993	987,419
County of Anne Arundel Maryland, RB, Community
College Project, 5.25%, 9/01/28	1,870	1,906,858
County of Baltimore Maryland, GO, Metropolitan District,
68th Issue, 5.00%, 8/01/12 (a)	2,000	2,087,740
County of Montgomery Maryland, RB, Metrorail
Garage Projects:
5.00%, 6/01/23	500	514,255
5.00%, 6/01/24	1,435	1,475,912
County of Prince George’s Maryland, SO, National
Harbor Project, 5.20%, 7/01/34	1,500	1,338,060
State of Maryland, GO, Refunding, State & Local
Facilities Loan Third, Series C, 5.00%, 11/01/20	500	620,790
		9,362,876
Education — 16.6%
Maryland Health & Higher Educational Facilities
Authority, RB:
Board of Child Care, 5.38%, 7/01/32	2,000	2,010,940
Loyola College Issue, 5.00%, 10/01/39	2,000	1,999,980
Maryland Industrial Development Financing Authority,
RB, Our Lady of Good Counsel School, Series A,
6.00%, 5/01/35	1,000	1,001,200
		5,012,120
Health — 26.8%
County of Howard Maryland, Refunding RB, Vantage
House Facility, Series A, 5.25%, 4/01/33	500	357,120
Gaithersburg Maryland, Refunding RB, Asbury Maryland
Obligation, Series B, 6.00%, 1/01/23	250	260,620
Maryland Health & Higher Educational Facilities
Authority, RB:
Anne Arundel Health System, 5.00%, 7/01/40	1,000	992,380
Carroll County General Hospital, 6.00%, 7/01/37	1,990	2,001,363
Union Hospital of Cecil County Issue,
5.63%, 7/01/32	2,000	2,006,200
Maryland Health & Higher Educational Facilities Authority,
Refunding RB:
Charlestown Community, 6.25%, 1/01/41	1,000	1,031,990
Doctor’s Community Hospital, 5.75%, 7/01/38	500	440,585
University of Maryland Medical System,
5.13%, 7/01/39	1,000	1,011,830
		8,102,088

	Par
Municipal Bonds	(000)	Value
Maryland (concluded)
Housing — 10.7%
Maryland Community Development Administration, RB:
AMT, 5.10%, 9/01/37	$ 1,000	$ 1,005,230
Residential, Series A, 5.05%, 9/01/39	500	508,725
Residential, Series B, 4.75%, 9/01/39	150	149,539
Maryland Community Development Administration,
Refunding RB, Residential, Series B, 5.25%, 9/01/35	1,495	1,558,463
		3,221,957
Transportation — 13.6%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	491,055
Transportation Facilities Project, Series A,
5.75%, 6/01/35	500	491,055
Maryland State Department of Transportation, RB,
Series B, 4.00%, 5/15/22	1,000	1,088,480
Maryland State Transportation Authority, RB, Baltimore/
Washington International Airport, Series B, AMT
(AMBAC), 5.13%, 3/01/24	2,000	2,029,580
		4,100,170
Utilities — 14.1%
City of Baltimore Maryland, Refunding RB, Wastewater
Projects, Series A (NPFGC):
5.20%, 7/01/32	2,250	2,272,500
5.13%, 7/01/42	1,500	1,511,325
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	500	491,425
		4,275,250
Total Municipal Bonds in Maryland		34,370,641
District of Columbia — 3.5%
Transportation — 3.5%
Washington Metropolitan Area Transit Authority, RB,
Transit, Series A, 5.13%, 7/01/32	1,000	1,064,580
Total Municipal Bonds in the District of Columbia		1,064,580
Guam — 1.4%
State — 1.4%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	410	416,039
Total Municipal Bonds in Guam		416,039
Multi-State — 7.3%
Housing — 7.3%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (b)(c)	2,000	2,200,680
Total Municipal Bonds in Multi-State		2,200,680

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		BOCES	Board of Cooperative Educational Services	HRB	Housing Revenue Bonds
Schedules of Investments, the names and descriptions of		CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority
many of the securities have been abbreviated according to		CIFG	CDC IXIS Financial Guaranty	LRB	Lease Revenue Bonds
the following list:		COP	Certificates of Participation	MRB	Mortgage Revenue Bonds
		EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.
ACA	American Capital Access Corp.	EDC	Economic Development Corp.	PILOT	Payment in Lieu of Taxes
AGC	Assured Guaranty Corp.	ERB	Economic Revenue Bonds	RB	Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	FGIC	Financial Guaranty Insurance Co.	SBPA	Stand-by Bond Purchase Agreement
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	S/F	Single-Family
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	SO	Special Obligation
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	SONYMA	State of New York Mortgage Agency
See Notes to Financial Statements.		HFA	Housing Finance Agency	Syncora	Syncora Guarantee
				VRDN	Variable Rate Demand Notes

ANNUAL REPORT AUGUST 31, 2011 15

 BlackRock Maryland Municipal Bond Trust (BZM)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico — 9.2%
State — 5.1%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series A-4 (AGM), 5.25%, 7/01/30	$ 130	$ 132,197
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series D, 5.38%, 7/01/33	350	336,711
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,000	1,081,470
		1,550,378
Tobacco — 4.1%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.50%, 5/15/39	1,500	1,248,345
Total Municipal Bonds in Puerto Rico		2,798,723
Total Municipal Bonds — 135.2%		40,850,663
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
Maryland — 10.5%
Transportation — 10.5%
Maryland State Transportation Authority, RB,
Transportation Facility Project (AGM), 5.00%, 7/01/41	3,000	3,161,160
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 10.5%		3,161,160
Total Long-Term Investments
(Cost — $43,339,844) — 145.7%		44,011,823
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	3,348,424	3,348,424
Total Short-Term Securities
(Cost — $3,348,424) — 11.1%		3,348,424
Total Investments (Cost — $46,688,268*) — 156.8%		47,360,247
Other Assets Less Liabilities — 1.2%		344,004
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (5.0)%		(1,500,708)
AMPS, at Redemption Value — (53.0)%		(16,000,802)
Net Assets Applicable to Common Shares — 100.0%		$ 30,202,741

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 45,104,474
Gross unrealized appreciation	$ 1,293,965
Gross unrealized depreciation	(538,192)
Net unrealized appreciation	$ 755,773

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	1,846,050	1,502,374	3,348,424	$ 2,523

(f) Represents the current yield as of report date.

• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sec-
tor sub-classifications for reporting ease.
• Financial futures contracts sold as of August 31, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Appreciation
5 10-Year US	Chicago	December
Treasury Note	Board of Trade	2011	$ 646,944 $ 1,787

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$44,011,823	—	$44,011,823
Short-Term
Securities	$ 3,348,424	—	—	3,348,424
Total	$ 3,348,424	$44,011,823	—	$47,360,247

1 See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate
contracts	$ 1,787	—	—	$ 1,787

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16 ANNUAL REPORT AUGUST 31, 2011

 BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 118.5%
Corporate — 5.0%
New York City Industrial Development Agency, Refunding
RB, Terminal One Group Association Project, AMT,
5.50%, 1/01/24 (a)	$ 1,500	$ 1,549,410
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	4,000	3,910,000
New York State Energy Research & Development
Authority, Refunding RB, Brooklyn Union Gas/Keyspan,
Series A, AMT (FGIC), 4.70%, 2/01/24	3,340	3,432,618
Suffolk County Industrial Development Agency New York,
RB, Keyspan, Port Jefferson, AMT, 5.25%, 6/01/27	4,355	4,365,452
Suffolk County Industrial Development Agency New York,
Refunding RB, Ogden Martin System Huntington,
AMT (AMBAC):
6.15%, 10/01/11	5,000	5,023,150
6.25%, 10/01/12	3,530	3,741,694
		22,022,324
County/City/Special District/School District — 34.4%
Amherst Development Corp., RB, University at Buffalo
Foundation Faculty-Student Housing Corp., Series A
(AGM), 4.63%, 10/01/40	4,975	4,771,323
City of New York, New York, GO, Series A-1,
5.00%, 8/01/35	2,350	2,489,379
County of Onondaga New York, RB, Syracuse
University Project:
5.00%, 12/01/29	1,135	1,235,584
5.00%, 12/01/36	1,100	1,161,347
Erie County Industrial Development Agency, RB,
City School District of Buffalo Project, Series A,
5.25%, 5/01/31	1,000	1,081,830
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,150	2,049,595
(AGM), 5.00%, 2/15/47	8,020	7,885,023
(FGIC), 5.00%, 2/15/47	4,750	4,528,175
(NPFGC), 4.50%, 2/15/47	14,505	12,507,516
New York City Industrial Development Agency, PILOT, RB:
CAB, Yankee Stadium (AGC), 6.56%, 3/01/39 (b)	1,380	287,206
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	847,144
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/31	3,500	3,180,590
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/36	12,740	10,945,189
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/39	4,000	3,385,240
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/46	3,700	2,970,508
Yankee Stadium (FGIC), 5.00%, 3/01/46	9,500	8,810,585
Yankee Stadium (NPFGC), 5.00%, 3/01/36	2,700	2,593,161
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,510	1,489,268
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,282,760
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,343,025
Future Tax Secured, Series C (FGIC),
5.00%, 2/01/33	10,000	10,360,700
Future Tax Secured, Series E (NPFGC),
5.25%, 2/01/22	2,500	2,673,843
Series B (NPFGC), 5.50%, 2/01/13	110	111,575
Series S-2 (AGM), 5.00%, 1/15/37	3,750	3,861,863
Series S-2 (NPFGC), 4.25%, 1/15/34	4,830	4,713,887
New York City Transitional Finance Authority, Refunding
RB, Series A (FGIC), 5.00%, 11/15/26	1,000	1,039,000
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	2,100	2,138,073
5.00%, 11/15/35	19,150	19,292,859
5.00%, 11/15/44	4,955	4,977,000

	Par
Municipal Bonds	(000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York State Dormitory Authority, Refunding RB,
School Districts Financing Program, Series A (AGM),
5.00%, 10/01/35	$ 5,000	$ 5,171,450
Oneida-Herkimer Solid Waste Management Authority
New York, Refunding RB (AGM), 5.50%, 4/01/13	1,800	1,931,346
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.00%, 10/15/32	14,175	14,778,713
St. Lawrence County Industrial Development Agency, RB,
Clarkson University Project:
6.00%, 9/01/34	300	325,104
5.38%, 9/01/41	125	127,795
Syracuse Industrial Development Agency New York, RB,
Carousel Center Project, Series A, AMT (Syncora),
5.00%, 1/01/36	3,100	2,573,310
Tompkins County Industrial Development Agency, RB,
Civic Facility Cornell University Project, Series A,
5.00%, 7/01/37	500	527,725
		152,448,691
Education — 16.3%
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	4,050	4,028,819
Madison County Industrial Development Agency
New York, RB, Colgate University Project, Series A
(AMBAC), 5.00%, 7/01/30	4,000	4,142,080
New York City Industrial Development Agency, RB,
New York University Project (BHAC), 5.00%, 7/01/41	4,500	4,500,765
New York City Industrial Development Agency,
Refunding RB, Nightingale-Bamford School (AMBAC),
5.25%, 1/15/17	1,200	1,261,464
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,264,750
New York State Dormitory Authority, LRB, State University
Dormitory Facilities, Series A, 5.00%, 7/01/40	1,500	1,559,625
New York State Dormitory Authority, RB:
Convent Sacred Heart (AGM), 5.75%, 11/01/40	1,770	1,895,882
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,068,370
Fordham University, Series A, 5.00%, 7/01/28	175	185,883
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,470,783
General Purpose, Series A, 4.50%, 3/15/35	2,000	2,016,960
Mount Sinai School of Medicine, 5.13%, 7/01/39	1,000	1,015,720
Mount Sinai School of Medicine at NYU (NPFGC),
5.00%, 7/01/35	5,100	5,163,954
The New School (AGM), 5.50%, 7/01/43	5,475	5,796,382
New York University, Series 1 (AMBAC),
5.50%, 7/01/40	3,500	4,006,695
New York University, Series A (AMBAC),
5.00%, 7/01/37	3,000	3,093,090
New York University, Series A, 5.00%, 7/01/38	2,000	2,072,420
Siena College 5.13%, 7/01/39	1,345	1,364,395
State University Dormitory Facilities, Series A,
5.00%, 7/01/35	4,445	4,652,137
Tompkins County Development Corp., RB, Ithaca College
Project (AGM):
5.50%, 7/01/33	500	538,125
5.25%, 7/01/36	700	730,926
Trust for Cultural Resources, RB, Carnegie Hall, Series A:
4.75%, 12/01/39	3,150	3,130,376
5.00%, 12/01/39	1,850	1,876,085
Trust for Cultural Resources, Refunding RB, American
Museum of Natural History, Series A (NPFGC),
5.00%, 7/01/36	6,300	6,411,069
Westchester County Industrial Development Agency
New York, RB, Purchase College Foundation Housing,
Series A (AMBAC), 5.75%, 12/01/31	7,000	7,068,320
		72,315,075

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 17

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health — 8.5%
Dutchess County Industrial Development Agency,
RB, Vassar Brothers Medical Center (AGC),
5.50%, 4/01/34	$ 500	$ 521,015
Monroe County Industrial Development Corp., RB, Unity
Hospital of Rochester Project (FHA), 5.50%, 8/15/40	3,925	4,239,079
New York City Health & Hospital Corp., Refunding RB,
Health System, Series A, 5.00%, 2/15/30	1,800	1,843,596
New York City Industrial Development Agency, RB,
Royal Charter, New York Presbyterian (AGM),
5.75%, 12/15/29	7,965	8,213,667
New York State Dormitory Authority, MRB, Montefiore
Hospital (NPFGC), 5.00%, 8/01/33	1,000	1,013,420
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,250	2,366,730
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	5,500	5,671,105
New York & Presbyterian Hospital (AGM),
5.25%, 2/15/31	1,500	1,551,330
New York & Presbyterian Hospital (AGM),
5.00%, 8/15/36	4,000	4,054,680
New York University Hospitals Center, Series A,
5.00%, 7/01/36	1,000	949,510
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	1,825	1,855,660
NYU Hospital Center, Series A, 5.75%, 7/01/31	2,680	2,790,818
NYU Hospital Center, Series A, 6.00%, 7/01/40	1,800	1,867,248
New York State Dormitory Authority, Refunding RB,
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	1,000	1,007,480
		37,945,338
Housing — 5.3%
New York City Housing Development Corp., RB, AMT:
Series A-1-A, 5.00%, 11/01/30	750	731,888
Series A-1-A, 5.45%, 11/01/46	1,335	1,277,435
Series C, 5.00%, 11/01/26	1,250	1,264,437
Series C, 5.05%, 11/01/36	2,000	1,947,060
Series H-1, 4.70%, 11/01/40	1,000	936,970
Series H-2-A, 5.20%, 11/01/35	835	818,058
Series H-2-A, 5.35%, 5/01/41	600	575,856
New York Mortgage Agency, RB, Series 145, AMT,
5.13%, 10/01/37	1,000	1,004,050
New York Mortgage Agency, Refunding RB:
Homeowner Mortgage, Series 67, AMT (NPFGC),
5.70%, 10/01/17	2,140	2,141,969
Homeowner Mortgage, Series 83 (NPFGC),
5.55%, 10/01/27	2,100	2,101,617
Series 82, AMT (NPFGC), 5.65%, 4/01/30	705	705,338
Series 97, AMT, 5.50%, 4/01/31	780	780,203
Series 133, AMT, 4.95%, 10/01/21	685	700,803
Series 143, AMT, 4.85%, 10/01/27	1,085	1,061,249
Series 143, AMT, 4.90%, 10/01/37	950	926,734
Series 143, AMT (NPFGC), 4.85%, 10/01/27	2,000	2,001,860
New York State HFA, RB, St. Philip’s Housing, Series A,
AMT (Fannie Mae), 4.65%, 11/15/38	1,000	958,670
Yonkers Economic Development Corp., Refunding RB,
Riverview II (Freddie Mac), 4.50%, 5/01/25	1,500	1,521,435
Yonkers Industrial Development Agency New York,
RB, Monastery Manor Associates LP Project, AMT
(SONYMA), 5.25%, 4/01/37	2,000	1,983,220
		23,438,852
State — 10.0%
New York State Dormitory Authority, ERB, Series C,
5.00%, 12/15/31	2,320	2,444,166

	Par
Municipal Bonds	(000)	Value
New York (continued)
State (concluded)
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC),
5.00%, 8/15/28	$ 250	$ 267,768
Mental Health Facilities, Series B,
5.25%, 2/15/14 (c)	1,550	1,726,018
Mental Health Services Facilities Improvement,
Series B (AGM), 5.00%, 2/15/33	4,500	4,759,605
Mental Health Services Facilities, Series C, AMT
(AGM), 5.40%, 2/15/33	5,650	5,764,638
School Districts Financing Program, Series A (AGM),
5.00%, 10/01/35	450	463,532
School Districts Financing Program, Series C (AGM),
5.00%, 10/01/37	2,500	2,569,800
School Districts Financing Program, Series D
(NPFGC), 5.00%, 10/01/30	1,240	1,250,094
School Districts Financing Program, Series E
(NPFGC), 5.75%, 10/01/30	6,900	7,183,383
New York State Dormitory Authority, Refunding RB,
Secured Hospital, North General Hospital (Syncora),
5.75%, 2/15/17	2,000	2,100,420
New York State Thruway Authority, RB:
Second General, Series B 5.00%, 4/01/27	1,000	1,079,250
Series A (AMBAC), 5.00%, 4/01/26	8,700	9,370,161
New York State Urban Development Corp., RB (NPFGC):
Personal Income Tax, Series C-1,
5.00%, 3/15/13 (c)	3,000	3,215,070
State Personal Income Tax, State Facilities,
Series A-1, 5.00%, 3/15/29	2,000	2,114,540
		44,308,445
Tobacco — 4.4%
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series A-1 (AMBAC):
5.25%, 6/01/20	5,000	5,319,850
5.25%, 6/01/21	13,275	14,117,033
		19,436,883
Transportation — 23.3%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	7,370	7,245,963
Series A (NPFGC), 5.00%, 2/15/47	305	299,867
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	6,015	7,050,542
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.13%, 1/01/29	4,000	4,097,640
Series A (FGIC), 5.25%, 11/15/31	2,500	2,521,875
Series B, 5.00%, 11/15/34	2,500	2,610,975
Series C (AGM), 4.75%, 7/01/12 (c)	2,535	2,630,975
Transportation, Series F (NPFGC),
5.25%, 11/15/12 (c)	6,300	6,679,323
New York State Thruway Authority, RB:
Series F (AMBAC), 5.00%, 1/01/30	5,000	5,239,250
Series G (AGM), 4.75%, 1/01/29	1,250	1,300,988
Series G (AGM), 4.75%, 1/01/30	1,030	1,067,523
Series G (AGM), 5.00%, 1/01/32	3,450	3,592,451
Niagara Falls Bridge Commission, Refunding RB,
Bridge System, Series A (AGC), 4.00%, 10/01/19	1,600	1,723,584
Port Authority of New York & New Jersey, RB:
Consolidated, 124th Series, AMT, 5.00%, 8/01/36	750	750,098
Consolidated, 160th Series, 4.13%, 9/15/32	2,310	2,254,352
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,650,550
Special Project, JFK International Air Terminal,
Series 6 (NPFGC), 5.75%, 12/01/22	26,725	26,426,214
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/11	3,000	3,024,750

See Notes to Financial Statements.

18 ANNUAL REPORT AUGUST 31, 2011

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB (concluded):
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/15	$ 7,830	$ 8,329,162
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 5.90%, 12/01/17	4,000	4,003,760
Triborough Bridge & Tunnel Authority, RB:
Sub-Series A (NPFGC), 5.25%, 11/15/30	6,000	6,231,060
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	1,965	2,036,683
Triborough Bridge & Tunnel Authority, Refunding RB,
Series C, 5.00%, 11/15/38	1,385	1,447,934
		103,215,519
Utilities — 11.3%
Long Island Power Authority, RB, Series A (AMBAC),
5.00%, 9/01/29	3,000	3,058,530
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,680,540
General, Series B (AGM), 5.00%, 12/01/35	3,500	3,588,900
Series A (AGC), 5.75%, 4/01/39	1,000	1,093,620
New York City Municipal Water Finance Authority, RB:
2nd General Resolution, Series FF, 5.00%, 6/15/31	1,500	1,603,260
2nd General Resolution, Series HH, 5.00%, 6/15/32	7,850	8,401,384
Series B, 5.00%, 6/15/36	3,500	3,617,040
Series DD (AGM), 4.50%, 6/15/39	2,500	2,508,550
Series DD, 5.00%, 6/15/32	5,750	6,067,572
Series G (AGM), 5.00%, 6/15/34	6,475	6,479,662
New York City Municipal Water Finance Authority,
Refunding RB:
2nd General Resolution, Fiscal 2011, Series BB,
5.00%, 6/15/31	1,000	1,068,840
Series A (AGM), 4.25%, 6/15/39	1,700	1,667,258
New York State Environmental Facilities Corp., RB:
Long Island Water Corp. Project, Series A, AMT
(NPFGC), 4.90%, 10/01/34	6,000	5,765,640
Revolving Funds, New York City Municipal Water,
Series B, 5.00%, 6/15/36	3,200	3,398,272
		49,999,068
Total Municipal Bonds in New York		525,130,195
Guam — 1.3%
Transportation — 1.1%
Guam International Airport Authority, Refunding RB,
General, Series C, AMT (NPFGC):
5.25%, 10/01/21	3,700	3,703,885
5.25%, 10/01/22	1,050	1,050,913
		4,754,798
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	1,175	1,193,824
Total Municipal Bonds in Guam		5,948,622
Puerto Rico — 15.3%
Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	2,500	2,587,750
State — 6.8%
Commonwealth of Puerto Rico, GO, Refunding (NPFGC):
Public Improvement, Series A, 5.50%, 7/01/20	1,970	2,154,215
Sub-Series C-7, 6.00%, 7/01/27	2,000	2,096,720
Sub-Series C-7, 6.00%, 7/01/28	4,000	4,151,480

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (b):
(AMBAC) 4.66%, 7/01/34	$ 9,300	$ 1,912,080
(AMBAC) 4.67%, 7/01/37	2,200	354,838
(FGIC) 4.62%, 7/01/31	10,280	2,744,246
(FGIC) 4.66%, 7/01/33	5,500	1,235,135
Puerto Rico Convention Center Authority, RB, Series A
(AMBAC), 5.00%, 7/01/31	3,270	3,047,673
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGM), 5.50%, 7/01/31	1,855	1,942,018
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/28	2,500	2,594,675
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A:
5.63%, 8/01/30	1,000	1,039,810
5.75%, 8/01/37	3,000	3,103,860
(AGM), 5.00%, 8/01/40	1,905	1,921,859
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC) (b):
5.76%, 8/01/41	11,000	1,685,310
5.98%, 8/01/43	2,500	333,000
		30,316,919
Transportation — 6.8%
Puerto Rico Highway & Transportation Authority, RB:
Series Y (AGM), 6.25%, 7/01/21 (a)	5,025	5,780,760
Subordinate (FGIC), 5.25%, 7/01/17	4,800	4,964,544
Puerto Rico Highway & Transportation Authority,
Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	6,350	6,490,906
Series CC (AGM), 5.50%, 7/01/29	2,145	2,291,418
Series D, 5.75%, 7/01/12 (c)	10,000	10,452,300
		29,979,928
Utilities — 1.1%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A (AGC), 5.13%, 7/01/47	1,800	1,823,148
Puerto Rico Electric Power Authority, RB:
Series NN, 5.13%, 7/01/13 (c)	940	1,022,673
Series RR (FGIC), 5.00%, 7/01/24	1,000	1,028,000
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC), 5.25%, 7/01/30	1,000	1,009,480
		4,883,301
Total Municipal Bonds in Puerto Rico		67,767,898
Total Municipal Bonds — 135.1%		598,846,715
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
New York — 31.6%
County/City/Special District/School District — 7.8%
City of New York, New York, GO:
Series J, 5.00%, 5/15/23	6,800	7,370,044
Sub-Series C-3 (AGC), 5.75%, 8/15/28	10,000	11,499,100
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A, 5.25%, 7/01/29	5,000	5,448,050
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.00% 10/15/32	9,500	10,156,545
		34,473,739
Education — 1.3%
New York State Dormitory Authority, RB, New York
University, Series A, 5.00%, 7/01/38	5,498	5,697,587

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 19

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (d)	(000)	Value
New York (concluded)
State — 1.2%
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	$ 5,000	$ 5,599,050
Transportation — 19.7%
Metropolitan Transportation Authority, RB, Series A
(NPFGC), 5.00%, 11/15/31	7,002	7,351,043
Metropolitan Transportation Authority, Refunding RB,
Series A (AGM):
5.00%, 11/15/30	5,010	5,050,431
5.75%, 11/15/32	29,000	30,169,280
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/32	12,000	12,495,480
New York State Thruway Authority, Refunding RB,
Series H (AGM), 5.00%, 1/01/37	8,500	8,783,475
Port Authority of New York & New Jersey, RB,
Consolidated, 37th Series, AMT (AGM),
5.13%, 7/15/30	2,500	2,566,250
Triborough Bridge & Tunnel Authority, Refunding
RB (NPFGC):
5.25%, 11/15/23	12,000	12,550,560
5.00%, 11/15/32	8,309	8,441,514
		87,408,033
Utilities — 1.6%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	4,004	4,459,602
Series FF-2, 5.50%, 6/15/40	2,399	2,624,623
		7,084,225
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 31.6%		140,262,634
Total Long-Term Investments
(Cost — $727,236,398) — 166.7%		739,109,349
Short-Term Securities
New York — 0.1%
City of New York, New York, GO, VRDN, Sub-Series A-6
(AGM Insurance, Dexia Credit Local SBPA),
1.50%, 11/01/26 (e)	375	375,000
	Shares
Money Market Fund — 2.9%
BIF New York Municipal Money Fund, 0.00% (f)(g)	12,792,001	12,792,001
Total Short-Term Securities
(Cost — $13,167,001) — 3.0%		13,167,001
Total Investments (Cost — $740,403,399*) — 169.7%		752,276,350
Other Assets Less Liabilities — 1.4%		6,413,821
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (16.2)%		(71,765,179)
VRDP Shares, at Liquidation Value — (54.9)%		(243,600,000)
Net Assets Applicable to Common Shares — 100.0%		$443,324,992

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 669,261,286
Gross unrealized appreciation	$ 25,471,869
Gross unrealized depreciation	(14,169,405)
Net unrealized appreciation	$ 11,302,464

(a) Variable rate security. Rate shown is as of report date.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(f) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2010	Activity	2011	Income
BIF New York Municipal
Money Fund	8,738,117	4,053,884	12,792,001	—

(g) Represents the current yield as of report date.

• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sec-
tor sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$739,109,349	— $739,109,349
Short-Term
Securities	$12,792,00 1 375,000		— 13,167,001
Total	$12,792,001 $739,484,349		— $752,276,350

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

20 ANNUAL REPORT AUGUST 31, 2011

 BlackRock New Jersey Municipal Bond Trust (BLJ)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 129.3%
Corporate — 14.2%
New Jersey EDA, RB, AMT (a):
Continental Airlines Inc. Project, 7.00%, 11/15/30 $	2,335	$ 2,334,416
Disposal, Waste M Management of New Jersey,
Series A, Mandatory Put Bonds, 5.30%, 6/01/15	1,000	1,091,780
New Jersey EDA, Refunding RB, New Jersey
American Water Co., Inc. Project, Series A, AMT,
5.70%, 10/01/39	475	487,716
Port Authority of New York & New Jersey, RB, Continental
Airlines, Inc. and Eastern Air Lines, Inc. Project,
LaGuardia, 9.13%, 12/01/15	105	106,187
Salem County Utilities Authority, Refunding RB,
Atlantic City Electric, Series A, 4.88%, 6/01/29	750	774,547
		4,794,646
County/City/Special District/School District — 7.9%
City of Margate City New Jersey, GO, Improvement:
5.00%, 1/15/27	230	248,566
5.00%, 1/15/28	110	118,077
Essex County Improvement Authority, Refunding RB,
Project Consolidation (NPFGC):
5.50%, 10/01/28	400	466,136
5.50%, 10/01/29	790	914,804
Hudson County Improvement Authority, RB, Harrison
Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	800	850,448
Middlesex County Improvement Authority, RB,
Subordinate, Heldrich Center Hotel, Series B,
6.25%, 1/01/37 (b)(c)	560	50,400
		2,648,431
Education — 24.3%
New Jersey EDA, RB, School Facilities Construction:
Series CC-2, 5.00%, 12/15/31	500	518,315
Series S, 5.00%, 9/01/36	280	284,203
New Jersey EDA, Refunding RB, School Facilities,
Series GG, 5.25%, 9/01/27	1,345	1,450,327
New Jersey Educational Facilities Authority, RB:
Kean University, Series A, 5.50%, 9/01/36	640	680,832
Montclair State University, Series J, 5.25%, 7/01/38	180	186,943
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	1,010	1,035,775
Fairleigh Dickinson University, Series C,
6.00%, 7/01/20	500	525,545
Georgian Court University, Series D, 5.00%, 7/01/33	150	143,460
New Jersey Institute of Technology, Series H,
5.00%, 7/01/31	210	217,726
University of Medicine & Dentistry, Series B,
7.50%, 12/01/32	450	521,185
New Jersey Higher Education Assistance Authority,
Refunding RB, Series 1A:
5.00%, 12/01/25	165	170,163
5.00%, 12/01/26	125	128,478
5.13%, 12/01/27	300	311,733
5.25%, 12/01/32	300	308,055
New Jersey Higher Education Student Assistance
Authority, RB, Series 1, AMT, 5.75%, 12/01/29	640	655,878
Rutgers-State University of New Jersey, Refunding RB,
Series F, 5.00%, 5/01/39	1,000	1,050,580
		8,189,198
Health — 19.1%
New Jersey EDA, RB, First Mortgage, Lions Gate Project,
Series A:
5.75%, 1/01/25	150	137,673
5.88%, 1/01/37	265	227,330

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Health (concluded)
New Jersey EDA, Refunding RB:
First Mortgage Winchester, Series A,
5.80%, 11/01/31	$ 1,000	$ 987,040
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	470	410,860
New Jersey Health Care Facilities Financing Authority, RB:
AHS Hospital Corp., 6.00%, 7/01/41	610	647,631
Hospital Asset Transformation Program, Series A,
5.25%, 10/01/38	500	509,445
Meridian Health, Series I (AGC), 5.00%, 7/01/38	250	252,433
Virtua Health (AGC), 5.50%, 7/01/38	400	417,280
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
Atlantic City Medical System, 5.75%, 7/01/25	1,110	1,123,553
CAB, St. Barnabas Health, Series B,
5.89%, 7/01/30 (d)	500	137,590
CAB, St. Barnabas Health, Series B,
5.68%, 7/01/36 (d)	3,600	577,008
CAB, St. Barnabas Health, Series B,
5.74%, 7/01/37 (d)	3,600	533,340
South Jersey Hospital, 5.00%, 7/01/46	500	477,690
		6,438,873
Housing — 9.4%
New Jersey State Housing & Mortgage Finance
Agency, RB:
S/F Housing, Series CC, 5.00%, 10/01/34	560	569,161
Series A, 4.75%, 11/01/29	370	374,148
Series AA, 6.38%, 10/01/28	920	993,002
Series AA, 6.50%, 10/01/38	315	345,577
New Jersey State Housing & Mortgage Finance Agency,
Refunding RB, S/F Housing, Series T, AMT,
4.70%, 10/01/37	235	225,109
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	180	195,221
6.75%, 12/01/38	405	466,916
		3,169,134
State — 24.5%
Garden State Preservation Trust, RB, CAB, Series B
(AGM), 5.24%, 11/01/27 (d)	4,000	1,857,920
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/24	500	552,695
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	500	547,470
Newark Downtown District Management Corp.,
5.13%, 6/15/37	250	222,655
School Facilities Construction, Series Z (AGC),
5.50%, 12/15/34	1,000	1,061,480
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project,
Series B, AMT, 5.60%, 11/01/34	395	408,106
School Facilities Construction, Series AA,
5.50%, 12/15/29	500	538,635
New Jersey EDA, Special Assessment Bonds, Refunding,
Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,318,220
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
CAB, Series C (AGM), 4.85%, 12/15/32 (d)	1,250	350,200
Series A (AGC), 5.63%, 12/15/28	200	216,678
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/28	200	208,416
		8,282,475

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 21

BlackRock New Jersey Municipal Bond Trust (BLJ)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Tobacco — 1.0%
Tobacco Settlement Financing Corporation of New Jersey,
Refunding RB, Series 1A, 5.00%, 6/01/29	$ 460	$ 337,277
Transportation — 28.4%
Delaware River Port Authority, RB:
Series D, 5.00%, 1/01/40	250	256,320
Port District Project, Series B (AGM),
5.70%, 1/01/22	600	601,139
New Jersey State Turnpike Authority, RB, Series E,
5.25%, 1/01/40	1,000	1,040,640
New Jersey Transportation Trust Fund Authority, RB,
Transportation Systems:
6.00%, 12/15/38	325	357,737
Series A, 6.00%, 6/15/35	1,200	1,361,508
Series A, 5.88%, 12/15/38	555	605,893
Series A, 5.50%, 6/15/41	500	531,060
Port Authority of New York & New Jersey, RB:
Consolidated, 125th Series (AGM), 5.00%, 4/15/32	1,500	1,523,790
Consolidated, 126th Series AMT (NPFGC),
5.25%, 5/15/37	2,250	2,282,445
JFK International Air Terminal, 6.00%, 12/01/42	450	455,940
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	525	574,513
		9,590,985
Utilities — 0.5%
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC), 4.42%, 9/01/33 (d)	650	174,116
Total Municipal Bonds in New Jersey		43,625,135
Multi-State — 6.5%
Housing — 6.5%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (e)(f)	2,000	2,200,680
Total Municipal Bonds in Multi-State		2,200,680
Puerto Rico — 11.4%
State — 6.2%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A:
5.75%, 8/01/37	970	1,003,582
6.00%, 8/01/42	500	527,985
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C, 6.00%, 8/01/39	540	573,253
		2,104,820
Transportation — 3.0%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC:
(AGC), 5.50%, 7/01/31	670	701,430
(AGM), 5.50%, 7/01/30	275	290,939
		992,369
Utilities — 2.2%
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	750	751,627
Total Municipal Bonds in Puerto Rico		3,848,816
Total Municipal Bonds — 147.2%		49,674,631

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (g)	(000)	Value
New Jersey — 7.0%
Education — 3.2%
New Jersey EDA, RB, School Facilities Construction,
Series Z (AGC), 6.00%, 12/15/34	$ 1,000	$ 1,093,560
Transportation — 3.8%
New Jersey Transportation Trust Fund Authority,
RB, Transportation System, Series A (AGM),
5.00%, 12/15/32	600	615,570
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	630	651,927
		1,267,497
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 7.0%		2,361,057
Total Long-Term Investments
(Cost — $51,518,191) — 154.2%		52,035,688
Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	1,251,808	1,251,808
Total Short-Term Securities
(Cost — $1,251,808) — 3.7%		1,251,808
Total Investments (Cost — $52,769,999*) — 157.9%		53,287,496
Other Assets Less Liabilities — 1.3%		460,863
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (3.6)%		(1,220,461)
AMPS, at Redemption Value — (55.6)%		(18,775,314)
Net Assets Applicable to Common Shares — 100.0%		$ 33,752,584

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 51,449,831
Gross unrealized appreciation	$ 2,163,410
Gross unrealized depreciation	(1,545,528)
Net unrealized appreciation	$ 617,882

(a) Variable rate security. Rate shown is as of report date.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(g) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

22 ANNUAL REPORT AUGUST 31, 2011

BlackRock New Jersey Municipal Bond Trust (BLJ)
Schedule of Investments (concluded)

(h) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2010	Activity	2011	Income
BIF New Jersey
Municipal
Money Fund	915,154	336,654	1,251,808	$ 367

(i) Represents the current yield as of report date.

• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector subclassifications for reporting ease.
• Financial futures contracts sold as of August 31, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Depreciation
8 10-Year US	Chicago Board	December
Treasury Note	of Trade	2011	$1,035,110 $ 2,860

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$52,035,688	—	$52,035,688
Short-Term
Securities	$ 1,251,808	—	—	1,251,808
Total	$ 1,251,808	$52,035,688	—	$53,287,496
[1] See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate
contracts	$ 2,860	—	—	$2,860
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 23

 BlackRock New York Municipal Bond Trust (BQH)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 122.8%
Corporate — 13.8%
Chautauqua County Industrial Development Agency, RB,
NRG Dunkirk Power Project, 5.88%, 4/01/42	$ 250	$ 242,500
Essex County Industrial Development Agency New York,
RB, International Paper Co. Project, Series A, AMT,
6.63%, 9/01/32	100	105,131
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport,
AMT (a):
7.63%, 8/01/25	750	748,020
7.75%, 8/01/31	1,000	998,490
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	1,100	1,075,250
Port Authority of New York & New Jersey, RB, Continental
Airlines Inc. and Eastern Air Lines Inc. Project,
LaGuardia, AMT, 9.13%, 12/01/15	2,035	2,057,996
Suffolk County Industrial Development Agency New York,
RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	500	501,200
		5,728,587
County/City/Special District/School District — 29.9%
Amherst Development Corp., RB, University at Buffalo
Foundation Faculty-Student Housing Corp.,
Series A (AGM):
4.38%, 10/01/30	250	247,123
4.63%, 10/01/40	140	134,268
Buffalo & Erie County Industrial Land Development
Corp., RB, Buffalo State College Foundation
Housing Corp., 5.38%, 10/01/41	140	143,417
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	539,080
Series D, 5.38%, 6/01/12 (b)	5	5,194
Series D, 5.38%, 6/01/32	1,535	1,580,835
Sub-Series G-1, 6.25%, 12/15/31	250	291,778
Sub-Series I-1, 5.38%, 4/01/36	450	481,604
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	1,300	1,239,290
(AGM), 5.00%, 2/15/47	750	737,377
(FGIC), 5.00%, 2/15/47	350	333,655
(NPFGC), 4.50%, 2/15/47	850	732,946
Monroe County Industrial Development Corp.,
RB, University of Rochester Project, Series A,
5.00%, 7/01/31 (c)	500	523,300
New York City Industrial Development Agency, PILOT, RB:
CAB, Yankee Stadium (AGC), 6.45%, 3/01/41 (d)	5,155	938,107
CAB, Yankee Stadium (AGC), 6.07%, 3/01/42 (d)	500	85,375
CAB, Yankee Stadium (AGC), 6.50%, 3/01/43 (d)	2,000	320,300
CAB, Yankee Stadium (AGC), 6.21%, 3/01/45 (d)	950	134,131
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	105,893
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/39	750	634,732
Yankee Stadium (FGIC), 5.00%, 3/01/46	175	162,300
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	529,065
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	900	903,996
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project:
5.63%, 7/15/47	850	856,987
6.38%, 7/15/49	285	294,009
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A, 5.00%, 7/01/39	150	155,699
St. Lawrence County Industrial Development Agency, RB,
Clarkson University Project, 5.38%, 9/01/41	250	255,590
		12,366,051

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education — 15.8%
Albany Industrial Development Agency, RB, New
Covenant Charter School Project, Series A (e)(f):
7.00%, 5/01/25	$ 200	$ 50,010
7.00%, 5/01/35	130	32,507
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	175	174,085
Dutchess County Industrial Development Agency
New York, Refunding RB, Bard College Civic Facility,
Series A-2, 4.50%, 8/01/36	500	450,760
Nassau County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, Series A, 4.75%, 3/01/26	200	202,090
New York City Industrial Development Agency, RB,
Lycee Francais de New York Project, Series A (ACA),
5.50%, 6/01/15	250	260,987
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM),
5.75%, 11/01/40	300	321,336
Cornell University, Series A, 5.00%, 7/01/40	150	160,255
Iona College (Syncora), 5.13%, 7/01/32	1,000	1,002,800
The New School (AGM), 5.50%, 7/01/43	400	423,480
New York University, Series 1 (BHAC),
5.50%, 7/01/31	245	289,262
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	325	356,986
University of Rochester, Series A, 5.13%, 7/01/39	215	223,630
University of Rochester, Series A, 5.75%, 7/01/39 (g)	175	159,954
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	125	133,594
Skidmore College, Series A, 5.00%, 7/01/28	250	269,725
Teachers College, 5.50%, 3/01/39	350	369,789
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, 5.00%, 3/01/26	150	152,696
Tompkins County Development Corp., RB, Ithaca College
Project (AGM), 5.50%, 7/01/33	100	107,625
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	550	546,573
Juilliard School, 5.00%, 1/01/39	550	575,723
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	250	261,465
		6,525,332
Health — 9.7%
Dutchess County Local Development Corp.,
Refunding RB, Health Quest System Inc., Series A,
5.75%, 7/01/30	350	366,243
Genesee County Industrial Development Agency
New York, Refunding RB, United Memorial Medical
Center Project, 5.00%, 12/01/27	150	122,778
Monroe County Industrial Development Corp., RB, Unity
Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	297,006
New York State Dormitory Authority, RB:
New York State Association for Retarded
Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	185	199,463
New York University Hospital Center, Series A,
5.75%, 7/01/31	220	229,097
New York University Hospital Center, Series B,
5.63%, 7/01/37	260	263,260
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	450	457,560
North Shore-Long Island Jewish Health System,
Series A, 5.75%, 5/01/37	500	516,210

See Notes to Financial Statements.

24 ANNUAL REPORT AUGUST 31, 2011

BlackRock New York Municipal Bond Trust (BQH)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	$ 350	$ 363,395
North Shore-Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	250	255,943
Saratoga County Industrial Development Agency
New York, RB, Saratoga Hospital Project, Series B,
5.25%, 12/01/32	200	198,970
Suffolk County Industrial Development Agency
New York, Refunding RB, Jeffersons Ferry Project,
5.00%, 11/01/28	260	241,831
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	500	497,545
		4,009,301
Housing — 12.6%
New York City Housing Development Corp., RB, AMT,
Series A, 5.50%, 11/01/34	2,500	2,507,750
New York Mortgage Agency, Refunding RB, Series 101,
AMT, 5.40%, 4/01/32	2,240	2,240,448
New York State HFA, RB, Highland Avenue
Senior Apartments, Series A, AMT (SONYMA),
5.00%, 2/15/39	500	486,880
		5,235,078
State — 16.3%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	300	335,943
Series C, 5.00%, 12/15/31	250	263,380
New York State Dormitory Authority, LRB, Municipal
Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	350	356,727
New York State Dormitory Authority, RB, Mental Health
Services Facilities Improvement, Series A (AGM),
5.00%, 2/15/22	335	373,636
New York State Urban Development Corp., RB,
Personal Income Tax, State Facilities, Series A,
5.25%, 3/15/12 (b)	5,000	5,137,050
State of New York, GO, Series A, 5.00%, 2/15/39	250	264,652
		6,731,388
Tobacco — 6.5%
New York Counties Tobacco Trust III, RB, Tobacco
Settlement Pass-Thru, Turbo, 6.00%, 6/01/43	695	583,473
TSASC Inc. New York, RB, Tobacco Settlement
Asset-Backed, Series 1, 5.75%, 7/15/12 (b)	2,000	2,096,560
		2,680,033
Transportation — 11.2%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	700	820,512
Series A, 5.63%, 11/15/39	250	268,717
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	250	243,978
Consolidated, 126th Series, AMT (NPFGC),
5.25%, 5/15/37	2,750	2,789,655
JFK International Air Terminal, 6.00%, 12/01/42	500	506,600
		4,629,462
Utilities — 7.0%
Long Island Power Authority, RB, General, Series C
(CIFG), 5.25%, 9/01/29	500	553,125
Long Island Power Authority, Refunding RB, Series A,
5.50%, 4/01/24	250	280,478

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority,
RB, Second General Resolution, Series HH,
5.00%, 6/15/32	$ 1,000	$ 1,070,240
New York State Environmental Facilities Corp.,
Refunding RB, Revolving Funds, New York City Water
Project, Series D, 5.13%, 6/15/31	1,000	1,011,390
		2,915,233
Total Municipal Bonds in New York		50,820,465
Guam — 1.8%
State — 0.6%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	225	231,590
Tobacco — 0.4%
Guam Economic Development & Commerce Authority,
Refunding RB, Tobacco Settlement Asset-Backed,
5.63%, 6/01/47	200	163,606
Utilities — 0.8%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	350	342,720
Total Municipal Bonds in Guam		737,916
Multi-State — 6.6%
Housing — 6.6%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (h)(i)	2,500	2,750,850
Total Municipal Bonds in Multi-State		2,750,850
Puerto Rico — 16.0%
State — 13.1%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series A, 5.13%, 7/01/31	1,725	1,623,535
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (AMBAC) (d):
4.37%, 7/01/37	2,000	322,580
4.99%, 7/01/44	2,000	193,960
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series D, 5.25%, 7/01/12 (b)	1,980	2,059,299
Puerto Rico Sales Tax Financing Corp., RB, Sub-Series A,
5.75%, 8/01/37	1,000	1,034,620
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.76%, 8/01/41 (d)	1,400	214,494
		5,448,488
Tobacco — 1.0%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.63%, 5/15/43	500	415,545
Transportation — 1.9%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series D, 5.25%, 7/01/12 (b)	750	780,810
Total Municipal Bonds in Puerto Rico		6,644,843
Total Municipal Bonds — 147.2%		60,954,074

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 25

BlackRock New York Municipal Bond Trust (BQH)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (i)	(000)	Value
New York — 1.1%
Utilities — 1.1%
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	$ 405	$ 450,971
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 1.1%		450,971
Total Long-Term Investments
(Cost — $60,099,738) — 148.3%		61,405,045
Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (k)(l)	951,715	951,715
Total Short-Term Securities
(Cost — $951,715) — 2.3%		951,715
Total Investments (Cost — $61,051,453*) — 150.6%		62,356,760
Other Assets Less Liabilities — 3.5%		1,437,067
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (0.7)%		(270,031)
AMPS, at Redemption Value — (53.4)%		(22,125,175)
Net Assets Applicable to Common Shares — 100.0%		$ 41,398,621

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 60,654,385
Gross unrealized appreciation	$ 2,682,445
Gross unrealized depreciation	(1,249,968)
Net unrealized appreciation	$ 1,432,477

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) When-issued security. Unsettled when-issued transactions were as follows:

Unrealized
Counterparty	Value	Depreciation
JP Morgan Securities	$ 523,300	$ (5,730)

(d) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e) Issuer filed for bankruptcy and/or is in default of interest payments.
(f) Non-income producing security.
(g) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(i) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(j) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(k) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2010	Activity	2011	Income
BIF New York
Municipal
Money Fund	563,059	388,656	951,715	$ 37

(l) Represents the current yield as of report date.

• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Trust’s management. These definitions may not apply for purposes of this report, which may combine such sec-
tor sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial state-
ment purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$61,405,045	—	$61,405,045
Short-Term
Securities	$ 951,715	—	—	951,715
Total	$ 951,715	$61,405,045	—	$62,356,760
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

26 ANNUAL REPORT AUGUST 31, 2011

 BlackRock New York Municipal Income Quality Trust (BSE)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 118.8%
Corporate — 1.8%
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	$ 1,660	$ 1,622,650
County/City/Special District/School District — 23.7%
City of New York, New York, GO, Series A-1,
5.00%, 8/01/35	200	211,862
Erie County Industrial Development Agency, RB:
5.25%, 5/01/31	200	216,366
City School District of Buffalo Project, Series A
(AGM), 5.75%, 5/01/25	1,000	1,103,880
Haverstraw-Stony Point Central School District New York,
GO (AGM), 3.00%, 10/15/27	140	125,177
Hudson Yards Infrastructure Corp., RB, Series A
(NPFGC), 4.50%, 2/15/47	250	215,572
Monroe County Industrial Development Corporation, RB,
Series A, 5.00%, 7/01/31 (a)	1,000	1,046,600
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 6.56%, 3/01/39 (b)	1,000	208,120
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	158,840
Yankee Stadium (NPFGC), 4.75%, 3/01/46	800	719,024
New York City Transitional Finance Authority, RB,
Series S-2 (AGM), 5.00%, 1/15/37	850	875,355
New York City Transitional Finance Authority,
Refunding RB (AMBAC), Series B:
Future Tax, 5.00%, 11/01/11 (c)	5	5,090
Future Tax Secured, 5.00%, 5/01/30	3,260	3,300,033
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	5,175	5,197,977
New York State Dormitory Authority, Refunding RB,
School Districts Financing Program, Series A (AGM),
5.00%, 10/01/35	1,000	1,034,290
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.00%, 10/15/32	6,000	6,255,540
Saint Lawrence County Industrial Development Agency,
RB, Clarkson University Project, 5.38%, 9/01/41	175	178,913
Tompkins County Industrial Development Agency, RB,
Civic Facility Cornell University, Series 2008A,
5.00%, 7/01/37	1,000	1,055,450
		21,908,089
Education — 39.1%
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	1,175	1,168,855
Herkimer County Industrial Development Agency
New York, RB, College Foundation, Inc. Student
Housing Project, 6.25%, 8/01/34	1,000	1,002,430
Madison County Industrial Development Agency
New York, RB, Colgate University Project, Series A
(AMBAC), 5.00%, 7/01/30	1,000	1,035,520
New York City Industrial Development Agency, RB,
Lycee Francais de New York Project, Series A (ACA),
5.38%, 6/01/23	2,500	2,546,400
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,088,250
New York City Trust for Cultural Resources, Refunding RB,
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	700	742,784
New York State Dormitory Authority, LRB, State University
Dormitory Facilities, Series A, 5.00%, 7/01/40	600	623,850
New York State Dormitory Authority, RB:
Brooklyn Law School, Series B (Syncora),
5.13%, 7/01/30	4,000	4,174,920
Convent of the Sacred Heart (AGM),
5.75%, 11/01/40	300	321,336
Cornell University, Series A, 5.00%, 7/01/40	250	267,093
FIT Student Housing Corp. (FGIC),
5.13%, 7/01/14 (c)	2,500	2,831,700

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, RB (concluded):
Fordham University, Series A, 5.00%, 7/01/28	$ 500	$ 531,095
Mount Sinai School of Medicine at NYU (NPFGC),
5.00%, 7/01/35	2,500	2,531,350
The New School (AGM), 5.50%, 7/01/43	1,000	1,058,700
New York University, Series 2 (AMBAC),
5.00%, 7/01/41	4,000	4,000,600
New York University, Series A (AMBAC),
5.00%, 7/01/37	2,500	2,577,575
New York University, Series C, 5.00%, 7/01/38	1,000	1,036,210
Saint Joachim & Anne Residence, 5.25%, 7/01/27	3,000	3,020,460
State University Dormitory Facilities, Series A,
5.00%, 7/01/35	2,000	2,093,200
New York State Dormitory Authority, Refunding RB:
Rochester Institute of Technology, 5.00%, 7/01/40	550	565,383
Skidmore College, Series A, 5.00%, 7/01/27	135	146,565
Tompkins County Development Corp., RB, Ithaca
College Project (AGM), 5.50%, 7/01/33	250	269,063
Trust for Cultural Resources, Refunding RB, American
Museum of Natural History, Series A (NPFGC),
5.00%, 7/01/44	2,500	2,538,075
		36,171,414
Health — 17.1%
Dutchess County Industrial Development Agency,
RB, Vassar Brothers Medical Center (AGC),
5.50%, 4/01/30	500	523,625
Monroe County Industrial Development Corp., RB, Unity
Hospital of Rochester Project (FHA), 5.50%, 8/15/40	325	351,007
New York State Dormitory Authority, MRB:
Hospital, Lutheran Medical (NPFGC),
5.00%, 8/01/31	4,500	4,532,220
St. Barnabas, Series A (FHA), 5.00%, 2/01/31	5,000	5,023,350
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	1,250	1,288,887
NYU Hospital Center, Series A, 5.00%, 7/01/36	500	474,755
NYU Hospital Center, Series A, 6.00%, 7/01/40	250	259,340
New York & Presbyterian Hospital (AGM),
5.25%, 2/15/31	500	517,110
North Shore — Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	350	355,880
New York State Dormitory Authority, Refunding RB:
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	500	503,740
Winthrop University Hospital Association, Series A
(AMBAC), 5.25%, 7/01/31	2,000	2,000,820
		15,830,734
State — 7.5%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	600	671,886
Series C, 5.00%, 12/15/31	1,500	1,580,280
New York State Dormitory Authority, RB:
Mental Health Services Facilities Improvement,
Series A (AGM), 5.00%, 2/15/22	1,000	1,115,330
School Districts Financing Program, Series D
(NPFGC), 5.00%, 10/01/30	3,500	3,528,490
		6,895,986
Transportation — 17.3%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	1,250	1,228,962
Series A (AGM), 5.00%, 2/15/47	750	737,378
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	750	879,120

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 27

BlackRock New York Municipal Income Quality Trust (BSE)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Transportation (concluded)
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.13%, 1/01/29	$ 500	$ 512,205
Series A (AMBAC), 5.00%, 7/01/30	2,600	2,644,408
Series A (NPFGC), 5.25%, 11/15/31	4,250	4,287,187
Series B, 5.00%, 11/15/34	540	563,971
New York State Thruway Authority, Refunding RB,
Series H (AGM), 5.00%, 1/01/37	4,000	4,133,400
Triborough Bridge & Tunnel Authority, Refunding RB,
Series C, 5.00%, 11/15/38	1,000	1,045,440
		16,032,071
Utilities — 12.3%
Albany Municipal Water Finance Authority, RB, Series A,
5.00%, 12/01/33	1,000	1,067,730
Long Island Power Authority, RB, General, Series C
(CIFG), 5.25%, 9/01/29	1,000	1,106,250
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	2,000	2,240,720
General, Series F (NPFGC), 4.25%, 5/01/33	1,000	978,310
Series A (AGC), 5.75%, 4/01/39	1,690	1,848,218
New York City Municipal Water Finance Authority, RB:
Series DD, 5.00%, 6/15/32	1,100	1,160,753
Series HH, 5.00%, 6/15/32	2,750	2,943,160
		11,345,141
Total Municipal Bonds in New York		109,806,085
Puerto Rico — 14.5%
Education — 4.5%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	1,000	924,860
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
Refunding RB, Polytechnic University Project, Series A
(ACA), 5.00%, 8/01/32	3,800	3,229,924
		4,154,784
State — 3.9%
Commonwealth of Puerto Rico, GO, Refunding,
Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	1,000	1,048,360
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/28	500	518,935
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A:
5.75%, 8/01/37	1,000	1,034,620
(AGM), 5.00%, 8/01/40	500	504,425
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC) (b):
5.77%, 8/01/41	1,500	229,815
5.97%, 8/01/43	2,000	266,400
		3,602,555
Transportation — 3.6%
Puerto Rico Highway & Transportation Authority, RB,
Series Y (AGM), 6.25%, 7/01/21	2,000	2,300,800
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGM), 5.50%, 7/01/29	1,000	1,068,260
		3,369,060

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Utilities — 2.5%
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC):
5.25%, 7/01/29	$ 250	$ 253,752
5.25%, 7/01/30	2,000	2,018,960
		2,272,712
Total Municipal Bonds in Puerto Rico		13,399,111
Total Municipal Bonds — 133.3%		123,205,196
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
New York — 19.3%
County/City/Special District/School District — 1.2%
City of New York, New York, GO, Sub-Series C-3 (AGC),
5.75%, 8/15/28	1,000	1,149,910
Transportation — 17.0%
Metropolitan Transportation Authority, Refunding RB,
Series A (AGM), 5.00%, 11/15/30	6,080	6,129,066
Triborough Bridge & Tunnel Authority, Refunding RB
(NPFGC), 5.00%, 11/15/32	9,404	9,553,843
		15,682,909
Utilities — 1.1%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	495	551,187
Series FF-2, 5.50%, 6/15/40	405	442,906
		994,093
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 19.3%		17,826,912
Total Long-Term Investments
(Cost — $137,425,898) — 152.6%		141,032,108
Short-Term Securities
New York — 0.1%
City of New York New York, GO, Refunding, VRDN,
Sub-Series H-3 (AGM Insurance, State Street
Bank & Co. SBPA), 0.11%, 9/01/11 (e)	50	50,000
	Shares
Money Market Fund — 3.5%
BIF New York Municipal Money Fund, 0.00% (f)(g)	3,251,673	3,251,673
Total Short-Term Securities
(Cost — $3,301,673) — 3.6%		3,301,673
Total Investments (Cost — $140,727,571*) — 156.2%		144,333,781
Liabilities in Excess of Other Assets — (1.0)%		(928,497)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (11.3)%		(10,417,175)
AMPS, at Redemption Value — (43.9)%		(40,577,034)
Net Assets Applicable to Common Shares — 100.0%		$ 92,411,075

See Notes to Financial Statements.

28 ANNUAL REPORT AUGUST 31, 2011

BlackRock New York Municipal Income Quality Trust (BSE)
Schedule of Investments (concluded)

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 130,375,672
Gross unrealized appreciation	$ 4,520,681
Gross unrealized depreciation	(971,075)
Net unrealized appreciation	$ 3,549,606

(a) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Depreciation
JP Morgan Securities	$1,046,600	$(11,460)

(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(f) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2010	Activity	2011	Income
BIF New York
Municipal
Money Fund	1,077,827	2,173,846	3,251,673	$ 96

(g) Represents the current yield as of report date.

• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sec-
tor sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial state-
ment purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$141,032,108	— $141,032,108
Short-Term
Securities	$ 3,251,673	50,000	— 3,301,673
Total	$ 3,251,673 $141,082,108		— $144,333,781
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 29

BlackRock New York Municipal Income Trust II (BFY)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 141.3%
Corporate — 16.2%
Chautauqua County Industrial Development Agency, RB,
NRG Dunkirk Power Project, 5.88%, 4/01/42	$ 500	$ 485,000
Essex County Industrial Development Agency New York,
RB, International Paper Co. Project, Series A, AMT,
6.63%, 9/01/32	200	210,262
Essex County Industrial Development Agency New York,
Refunding RB, International Paper Co. Project,
Series A, AMT, 5.50%, 10/01/26	625	620,225
Jefferson County Industrial Development Agency
New York, Refunding RB, Solid Waste, Series A, AMT,
5.20%, 12/01/20	750	743,430
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	1,600	1,595,776
7.75%, 8/01/31	1,500	1,497,735
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	1,280	1,251,200
Port Authority of New York & New Jersey, RB, Continental
Airlines Inc. and Eastern Air Lines Inc. Project,
LaGuardia, AMT, 9.13%, 12/01/15	2,880	2,912,544
Suffolk County Industrial Development Agency New York,
RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	2,500	2,506,000
		11,822,172
County/City/Special District/School District — 32.9%
Amherst Development Corp., RB, University at Buffalo
Foundation Faculty-Student Housing Corp.,
Series A (AGM):
4.38%, 10/01/30	500	494,245
4.63%, 10/01/40	275	263,742
Buffalo & Erie County Industrial Land Development
Corp., RB, Buffalo State College Foundation Housing
Corporation Project, 5.38%, 10/01/41	280	286,835
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	539,080
Series B, 5.75%, 12/01/11 (b)	2,000	2,027,940
Sub-Series G-1, 6.25%, 12/15/31	250	291,777
Sub-Series I-1, 5.38%, 4/01/36	450	481,603
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	1,850	1,763,605
(FGIC), 5.00%, 2/15/47	500	476,650
(NPFGC), 4.50%, 2/15/47	250	215,573
Monroe County Industrial Development Corporation,
RB, University of Rochester Project, Series A,
5.00%, 7/01/31 (c)	1,000	1,046,600
New York City Industrial Development Agency, PILOT, RB:
CAB, Yankee Stadium (AGC), 5.86%, 3/01/35 (d)	500	132,250
CAB, Yankee Stadium (AGC), 6.07%, 3/01/42 (d)	1,750	298,812
CAB, Yankee Stadium (AGC), 6.21%, 3/01/45 (d)	500	70,595
Queens Baseball Stadium, 5.00%, 1/01/39	1,000	846,310
Queens Baseball Stadium, 6.38%, 1/01/39	100	105,893
Queens Baseball Stadium, 5.00%, 1/01/46	550	441,562
New York City Transitional Finance Authority, RB,
Series S-2 (NPFGC):
4.50%, 1/15/31	2,500	2,523,650
4.25%, 1/15/34	250	243,990
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,300	1,375,569
New York City Transitional Finance Authority, Refunding
RB, Future Tax Secured, Series B, 5.00%, 11/01/27	5,000	5,198,350
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	2,250	2,266,785
5.00%, 11/15/44	250	251,110

	Par
Municipal Bonds	(000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project:
5.63%, 7/15/47	$ 1,400	$ 1,411,508
6.38%, 7/15/49	500	515,805
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A, 5.00%, 7/01/39	250	259,498
Saint Lawrence County Industrial Development Agency,
RB, Clarkson University Project, 6.00%, 9/01/34	150	162,552
		23,991,889
Education — 24.8%
Albany Industrial Development Agency, RB, New
Covenant Charter School Project, Series A (e)(f):
7.00%, 5/01/25	345	86,267
7.00%, 5/01/35	220	55,011
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	250	248,693
Dutchess County Industrial Development Agency
New York, Refunding RB, Bard College Civic Facility,
Series A-2, 4.50%, 8/01/36	755	680,648
Geneva Industrial Development Agency New York,
RB, Hobart & William Smith Project, Series A,
5.38%, 2/01/33	3,250	3,284,482
Herkimer County Industrial Development Agency
New York, RB, College Foundation Inc. Student
Housing Project, 6.25%, 8/01/34	385	385,936
Nassau County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, Series A, 4.75%, 3/01/26	350	353,658
New York City Industrial Development Agency, RB:
Lycee Francais de New York Project, Series A (ACA),
5.38%, 6/01/23	1,500	1,527,840
New York University Project (BHAC), 5.00%, 7/01/41	500	500,085
New York State Dormitory Authority, RB:
Brooklyn Law School, Series B (Syncora),
5.13%, 7/01/30	2,000	2,087,460
Convent of the Sacred Heart (AGM),
5.75%, 11/01/40	500	535,560
Fordham University, Series A, 5.50%, 7/01/36	150	160,449
The New School (AGM), 5.50%, 7/01/43	775	820,492
New School University (NPFGC), 5.00%, 7/01/31	1,425	1,425,299
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	625	686,512
University of Rochester, Series A, 5.13%, 7/01/39	250	260,035
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	250	267,188
Skidmore College, Series A, 5.25%, 7/01/29	200	218,618
Skidmore College, Series A, 5.25%, 7/01/31	300	322,890
Teachers College, 5.50%, 3/01/39	650	686,751
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, 5.00%, 3/01/26	410	417,368
Tompkins County Development Corp., RB, Ithaca College
Project (AGM), 5.50%, 7/01/33	450	484,313
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	925	919,237
Juilliard School, 5.00%, 1/01/39	1,050	1,099,108
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	500	522,930
		18,036,830

See Notes to Financial Statements.

30 ANNUAL REPORT AUGUST 31, 2011

BlackRock New York Municipal Income Trust II (BFY)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health — 19.1%
Clarence Industrial Development Agency, RB, Bristol
Village Project (Ginnie Mae), 6.00%, 1/20/44	$ 1,650	$ 1,702,255
Dutchess County Local Development Corp.,
Refunding RB, Health Quest System Inc., Series A,
5.75%, 7/01/40	300	305,376
Genesee County Industrial Development Agency
New York, Refunding RB, United Memorial Medical
Center Project, 5.00%, 12/01/27	250	204,630
Monroe County Industrial Development Corp., RB, Unity
Hospital Rochester Project (FHA), 5.50%, 8/15/40	425	459,009
New York City Industrial Development Agency, RB,
Eger Harbor Project, Series A (Ginnie Mae),
5.88%, 5/20/44	975	1,030,702
New York State Dormitory Authority, MRB, St. Barnabas,
Series A (FHA), 5.00%, 2/01/31	1,500	1,507,005
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	500	525,940
New York Hospital Medical Center-Queens (FHA),
4.75%, 2/15/37	305	297,945
New York State Association for Retarded
Children, Inc., Series A, 6.00%, 7/01/32	350	376,180
New York University Hospital Center, Series A,
5.75%, 7/01/31	425	442,574
New York University Hospital Center, Series A,
5.00%, 7/01/36	1,000	949,510
New York University Hospital Center, Series B,
5.63%, 7/01/37	530	536,646
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	750	762,600
New York State Dormitory Authority, Refunding RB:
Kateri Residence, 5.00%, 7/01/22	2,000	2,069,660
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	575	597,005
North Shore-Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	500	511,885
Saratoga County Industrial Development Agency
New York, RB, Saratoga Hospital Project, Series B,
5.25%, 12/01/32	350	348,198
Suffolk County Industrial Development Agency
New York, Refunding RB, Jeffersons Ferry Project,
5.00%, 11/01/28	450	418,554
Westchester County Healthcare Corp. New York,
Refunding RB, Senior Lien, Series B, 6.00%, 11/01/30	150	155,877
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	750	746,317
		13,947,868
Housing — 3.3%
New York City Housing Development Corp., RB,
Series J-2-A, AMT, 4.75%, 11/01/27	1,420	1,412,460
New York State HFA, RB, Highland Avenue
Senior Apartments, Series A, AMT (SONYMA),
5.00%, 2/15/39	1,000	973,760
		2,386,220
State — 5.9%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	300	335,943
Series C, 5.00%, 12/15/31	500	526,760
New York State Dormitory Authority, LRB, Municipal
Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	800	815,376
New York State Urban Development Corp., RB, State
Personal Income Tax, Series B, 5.00%, 3/15/35	2,000	2,056,700
State of New York, GO, Series A, 5.00%, 2/15/39	500	529,305
		4,264,084

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Tobacco — 6.2%
New York Counties Tobacco Trust III, RB, Tobacco
Settlement Pass-Thru, Turbo, 6.00%, 6/01/43	$ 1,285	$ 1,078,796
TSASC Inc. New York, RB, Tobacco Settlement
Asset-Backed, Series 1, 5.75%, 7/15/12 (b)	3,250	3,406,910
		4,485,706
Transportation — 16.9%
Hudson Yards Infrastructure Corp., RB, Series A (AGM),
5.00%, 2/15/47	850	835,694
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	750	879,120
Metropolitan Transportation Authority, Refunding RB,
Series A:
5.00%, 11/15/30	5,000	5,187,100
(NPFGC), 5.25%, 11/15/31	1,250	1,260,937
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	2,000	1,951,820
JFK International Air Terminal, 6.00%, 12/01/42	1,000	1,013,200
Special Project, JFK International Air Terminal,
Series 6 AMT (NPFGC), AMT, 6.25%, 12/01/13	1,000	1,047,880
Triborough Bridge & Tunnel Authority, RB, General
Purpose, Series A, 5.00%, 1/01/32	150	150,473
		12,326,224
Utilities — 16.0%
Long Island Power Authority, RB:
CAB (AGM), 5.24%, 6/01/28 (d)	3,515	1,692,824
General, Series C (CIFG), 5.25%, 9/01/29	1,000	1,106,250
Long Island Power Authority, Refunding RB, Series A,
5.50%, 4/01/24	500	560,955
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Series HH,
5.00%, 6/15/32	1,500	1,605,360
Series B, 5.00%, 6/15/36	600	620,064
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 5.13%, 6/15/34	4,000	4,104,040
New York State Environmental Facilities Corp., RB,
Revolving Funds, New York City Municipal Water,
5.00%, 6/15/36	350	371,686
New York State Environmental Facilities Corp.,
Refunding RB, Revolving Funds, New York City Water
Project, Series A, 5.00%, 6/15/37	1,500	1,589,235
		11,650,414
Total Municipal Bonds in New York		102,911,407
Guam — 1.7%
State — 0.7%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	485	499,206
Tobacco — 0.4%
Guam Economic Development & Commerce Authority,
Refunding RB, Tobacco Settlement Asset-Backed,
5.63%, 6/01/47	375	306,761
Utilities — 0.6%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	400	391,680
Total Municipal Bonds in Guam		1,197,647

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 31

 BlackRock New York Municipal Income Trust II (BFY)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Multi-State — 6.0%
Housing — 6.0%
Centerline Equity Issuer Trust (g)(h):
5.75%, 5/15/15	$ 500	$ 539,550
6.00%, 5/15/15	1,500	1,635,570
6.00%, 5/15/19	1,000	1,101,570
6.30%, 5/15/19	1,000	1,105,200
Total Municipal Bonds in Multi-State		4,381,890
Puerto Rico — 8.1%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	500	517,550
State — 3.2%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.40%, 8/01/32 (d)	750	205,762
First Sub-Series A, 6.50%, 8/01/44	1,000	1,092,240
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (d):
(AMBAC), 5.14%, 8/01/54	5,000	299,250
(NPFGC), 5.77%, 8/01/41	1,500	229,815
(NPFGC), 5.97%, 8/01/43	4,000	532,800
		2,359,867
Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.63%, 5/15/43	500	415,545
Transportation — 2.9%
Puerto Rico Highway & Transportation Authority,
Refunding RB:
Series CC (AGM), 5.50%, 7/01/30	1,000	1,057,960
Series D, 5.38%, 7/01/12 (b)	1,000	1,042,120
		2,100,080
Utilities — 0.7%
Puerto Rico Electric Power Authority, Refunding RB,
Series W (NPFGC), 5.25%, 7/01/29	500	507,505
Total Municipal Bonds in Puerto Rico		5,900,547
Total Municipal Bonds — 157.1%		114,391,491
Municipal Bonds Transferred to
Tender Option Bond Trusts (i)
New York — 0.3%
Utilities — 0.3%
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	240	267,242
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 0.3%		267,242
Total Long-Term Investments
(Cost — $111,664,875) — 157.4%		114,658,733

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund 0.00% (j)(k)	2,604,133	$ 2,604,133
Total Short-Term Securities
(Cost — $2,604,133) — 3.6%		2,604,133
Total Investments (Cost — $114,269,008*) — 161.0%		117,262,866
Other Assets Less Liabilities — 0.3%		191,455
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (0.2)%		(160,019)
AMPS, at Redemption Value — (61.1)%		(44,477,601)
Net Assets Applicable to Common Shares — 100.0%		$ 72,816,701

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 113,941,289
Gross unrealized appreciation	$ 4,604,530
Gross unrealized depreciation	(1,442,893)
Net unrealized appreciation	$ 3,161,637

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Depreciation
JP Morgan Securities	$1,046,600	$(11,460)

(d) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e) Issuer filed for bankruptcy and/or is in default of interest payments.
(f) Non-income producing security.
(g) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(h) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(i) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2010	Activity	2011	Income
BIF New York
Municipal
Money Fund	935,140	1,668,993	2,604,133	$ 151

(k) Represents the current yield as of report date.

• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

See Notes to Financial Statements.

32 ANNUAL REPORT AUGUST 31, 2011

BlackRock New York Municipal Income Trust II (BFY)
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	— $114,658,733		— $114,658,733
Short-Term
Securities	$ 2,604,133	—	—	2,604,133
Total	$ 2,604,133 $114,658,733		— $117,262,866
[1] See above Schedule of Investments for values in each sector .

See Notes to Financial

ANNUAL REPORT AUGUST 31, 2011 33

BlackRock Virginia Municipal Bond Trust (BHV)
Schedule of Investments August 31, 2011
 (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Virginia — 117.4%
Corporate — 11.9%
Chesterfield County EDA, RB, Virginia Electric Power Co.
Project, Series A, AMT, 5.60%, 11/01/31	$ 500	$ 495,015
Isle Wight County IDA Virginia, RB, Series A, AMT,
5.70%, 11/01/27	1,300	1,283,009
Louisa IDA, Refunding RB, Virginia Electric & Power Co.
Project, Series A, Mandatory Put Bonds,
5.38%, 11/01/35 (a)	1,000	1,083,890
		2,861,914
County/City/Special District/School District — 19.0%
Celebrate North Community Development Authority,
Special Assessment Bonds, Celebrate Virginia North
Project, Series B, 6.75%, 3/01/34	1,452	1,012,102
City of Portsmouth Virginia, GO, Refunding, Series D,
5.00%, 7/15/34	500	536,625
County of Prince William Virginia, RB,
5.00%, 6/01/12 (b)	100	103,618
Dulles Town Center Community Development Authority,
Special Assessment Bonds, Dulles Town Center
Project, 6.25%, 3/01/26	910	909,945
Fairfax County Redevelopment & Housing Authority, RB,
Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,553,385
Mosaic District Community Development Authority,
Tax Allocation Bonds, Series A, 6.88%, 3/01/36	250	258,178
White Oak Village Shops Community Development
Authority, Special Assessment Bonds, 5.30%, 3/01/17	205	210,203
		4,584,056
Education — 15.3%
Montgomery County EDA, Refunding RB, Virginia Tech
Foundation, Series A, 5.00%, 6/01/39	355	376,396
Virginia College Building Authority, Refunding RB:
Liberty University Projects 5.00%, 3/01/41	1,000	1,042,170
Washington & Lee University Project (NPFGC),
5.25%, 1/01/26	500	588,545
Washington & Lee University Project (NPFGC),
5.25%, 1/01/31	1,000	1,164,070
Virginia Small Business Financing Authority, RB,
Roanoke College, 5.75%, 4/01/41	500	519,875
		3,691,056
Health — 20.5%
Danville IDA Virginia, Refunding RB, Danville Regional
Medical Center (AMBAC), 5.25%, 10/01/28 (c)	1,000	1,203,710
Fairfax County EDA, Refunding RB, Goodwin House Inc.,
5.00%, 10/01/27	1,000	980,470
Henrico County EDA, Refunding RB, Bon Secours,
Series A, 5.60%, 11/15/30	1,440	1,442,520
Peninsula Ports Authority, Refunding RB, Virginia Baptist
Homes, Series C, 5.40%, 12/01/33	250	158,173
Roanoke Economic Development Authority,
Refunding RB, Carilion Health System, Series B
(AGM), 5.00%, 7/01/38 (a)	500	507,820
Winchester IDA Virginia, RB, Valley Health System
Obligation, Series E, 5.63%, 1/01/44	650	668,609
		4,961,302
Housing — 15.8%
Virginia HDA, RB:
Rental Housing Series A, 5.25%, 5/01/41	750	774,570
Rental Housing, Series B, 5.63%, 6/01/39	1,000	1,057,160
Rental Housing, Series D, 4.60%, 9/01/40	500	494,625
Sub-Series H-1 (NPFGC), 5.38%, 7/01/36	1,500	1,501,035
		3,827,390

	Par
Municipal Bonds	(000)	Value
Virginia (concluded)
State — 8.4%
Virginia College Building Authority, RB, Public
Higher Education Financing Program, Series A,
5.00%, 9/01/33	$ 1,000	$ 1,064,300
Virginia Public School Authority, RB, School Financing:
6.50%, 12/01/35	360	409,575
1997 Resolution, Series B, 5.25%, 8/01/33	500	542,135
		2,016,010
Transportation — 12.6%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	465	465,014
Norfolk Airport Authority Virginia, RB, Series A (NPFGC),
5.13%, 7/01/31	1,500	1,500,420
Richmond Metropolitan Authority Virginia, Refunding RB
(NPFGC), 5.25%, 7/15/22	500	554,870
Virginia Port Authority CommonWealth Port Fund, RB,
5.00%, 7/01/36	500	531,895
		3,052,199
Utilities — 13.9%
Fairfax County Water Authority, Refunding RB,
5.00%, 4/01/27	1,205	1,218,243
Virginia Resources Authority, RB, Senior, Virginia Pooled
Financing Program, Series B, 5.00%, 11/01/33	2,000	2,142,760
		3,361,003
Total Municipal Bonds in Virginia		28,354,930
District of Columbia — 7.6%
Transportation — 7.6%
Metropolitan Washington Airports Authority, RB:
First Senior Lien, Series A, 5.00%, 10/01/39	290	296,566
First Senior Lien, Series A, 5.25%, 10/01/44	460	471,854
Series B, 5.00%, 10/01/29	1,000	1,060,650
Total Municipal Bonds in the District of Columbia		1,829,070
Guam — 0.9%
State — 0.9%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	200	202,946
Total Municipal Bonds in Guam		202,946
Multi-State — 6.8%
Housing — 6.8%
Centerline Equity Issuer Trust, 7.20%, 11/15/14 (d)(e)	1,500	1,650,510
Total Municipal Bonds in Multi-State		1,650,510
Puerto Rico — 4.4%
Tobacco — 4.4%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.38%, 5/15/33	1,150	1,067,246
Total Municipal Bonds in Puerto Rico		1,067,246
Total Municipal Bonds — 137.1%		33,104,702

See Notes to Financial Statements.

34 ANNUAL REPORT AUGUST 31, 2011

BlackRock Virginia Municipal Bond Trust (BHV)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
Virginia — 17.4%
Education — 8.8%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	$ 2,000	$ 2,140,360
Health — 8.6%
Fairfax County IDA Virginia, Refunding RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	999	1,047,801
Virginia Small Business Financing Authority,
Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,026,432
		2,074,233
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 17.4%		4,214,593
Total Long-Term Investments
(Cost — $35,857,968) — 154.5%		37,319,295
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	115,091	115,091
Total Short-Term Securities
(Cost — $115,091) — 0.5%		115,091
Total Investments (Cost — $35,973,059*) — 155.0%		37,434,386
Other Assets Less Liabilities — 1.7%		417,458
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (8.4)%		(2,020,877)
AMPS, at Redemption Value — (48.3)%		(11,675,585)
Net Assets Applicable to Common Shares — 100.0%		$ 24,155,382

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 33,856,375
Gross unrealized appreciation	$ 2,044,512
Gross unrealized depreciation	(486,117)
Net unrealized appreciation	$ 1,558,395

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security well as to retire the bond in full at the date indicated, typically at a premium to par
(c) Security is collateralized by Municipal or US Treasury obligations.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket ing prior to its stated maturity.
(f) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(g) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	164,857	(49,766)	115,091	$ 476

(h) Represents the current yield as of report date.

• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
• Financial futures contracts sold as of August 31, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Appreciation
5 10-Year US	Chicago Board	December
Treasury Note	of Trade	2011	$ 646,944 $ 1,787

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$37,319,295	—	$37,319,295
Short-Term
Securities	$ 115,091	—	—	115,091
Total	$ 115,091	$37,319,295	—	$37,434,386
[1] See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate
contracts	$ 1,787	—	—	$ 1,787
[2] Derivative financial instruments are financial future contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

 The Massachusetts Health & Education Tax-Exempt Trust (MHE)
Schedule of Investments August 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Massachusetts — 144.3%
Corporate — 5.8%
Massachusetts Development Finance Agency, RB:
Mount Holyoke College, Series B, 5.00%, 7/01/41 $	500	$ 511,670
Ogden Haverhill Project, Series A, AMT,
6.70%, 12/01/14	255	255,543
Massachusetts Health & Educational Facilities
Authority, RB, Cape Cod Healthcare Obligor (AGC),
5.00%, 11/15/31	1,000	1,013,360
		1,780,573
Education — 80.6%
Massachusetts Development Finance Agency, RB:
Boston University, Series T-1 (AMBAC),
5.00%, 10/01/39	1,000	1,008,030
College Issue, Series B (Syncora), 5.25%, 7/01/33	860	864,111
College of Pharmacy & Allied Health, Series D
(AGC), 5.00%, 7/01/27	500	521,370
Foxborough Regional Charter School, Series A,
7.00%, 7/01/42	250	261,343
Smith College, 5.00%, 7/01/35	2,000	2,061,000
WGBH Educational Foundation, Series A (AMBAC),
5.75%, 1/01/42	1,100	1,177,671
Massachusetts Development Finance Agency,
Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,529,775
Clark University (Syncora), 5.13%, 10/01/35	500	507,420
Harvard University, Series B-1, 5.00%, 10/15/40	350	381,825
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,820,088
Wheelock College, Series C, 5.25%, 10/01/37	1,000	941,810
Williston Northampton School Project (Syncora),
5.00%, 10/01/25	500	506,605
Worcester Polytechnic Institute (NPFGC),
5.00%, 9/01/27	1,985	2,083,476
Massachusetts Health & Educational Facilities
Authority, RB:
Harvard University, 5.13%, 7/15/12 (a)	155	161,626
Harvard University, 5.13%, 7/15/37	695	702,805
Harvard University, Series B, 5.00%, 10/01/38	400	425,616
Northeastern University, Series R, 5.00%, 10/01/33	225	231,887
Springfield College, 5.63%, 10/15/40	500	478,935
Tufts University, 5.38%, 8/15/38	1,000	1,079,600
University of Massachusetts, Series C (NPFGC),
5.13%, 10/01/34	230	231,254
Massachusetts Health & Educational Facilities Authority,
Refunding RB:
Berklee College of Music, Series A, 5.00%, 10/01/37	1,000	1,005,160
Boston College, Series N, 5.13%, 6/01/37	1,000	1,007,650
Harvard University, Series A, 5.50%, 11/15/36	100	112,094
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,229,060
Wellesley College, 5.00%, 7/01/33	1,500	1,526,985
Massachusetts Health & Educational Facilities Authority,
Wheaton College, Series D, 6.00%, 1/01/18	855	855,291
Massachusetts State College Building Authority, RB,
Series A (AMBAC), 5.00%, 5/01/31	1,000	1,042,130
Massachusetts State College Building Authority,
Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	923,670
		24,678,287
Health — 42.5%
Massachusetts Development Finance Agency, RB:
First Mortgage, Edgecombe Project, Series A,
6.75%, 7/01/21	855	872,878
First Mortgage, Overlook Communities, Series A,
6.13%, 7/01/12 (a)	850	906,780
Seven Hills Foundation & Affiliates (Radian),
5.00%, 9/01/35	240	198,566

	Par
Municipal Bonds	(000)	Value
Massachusetts (concluded)
Health (concluded)
Massachusetts Development Finance Agency,
Refunding RB, Carleton-Willard Village,
5.63%, 12/01/30	$ 500	$ 507,695
Massachusetts Health & Educational Facilities
Authority, RB:
Baystate Medical Center, Series F, 5.75%, 7/01/33	1,000	1,003,380
Berkshire Health System, Series E, 6.25%, 10/01/31	350	351,397
Berkshire Health System, Series F (AGC),
5.00%, 10/01/19	1,000	1,062,060
Children’s Hospital, Series M, 5.25%, 12/01/39	600	617,760
Children’s Hospital, Series M, 5.50%, 12/01/39	500	523,225
Lahey Clinic Medical Center, Series D,
5.25%, 8/15/37	1,000	995,760
Milford-Whitinsville Hospital, Series D,
6.35%, 7/15/12 (a)	750	795,697
Southcoast Health Obligation, Series D,
5.00%, 7/01/39	500	472,705
Winchester Hospital, 5.25%, 7/01/38	1,000	891,970
Massachusetts Health & Educational Facilities Authority,
Refunding RB:
Caregroup, Series E-1, 5.00%, 7/01/28	500	500,825
Christopher House, Series A, 6.88%, 1/01/29	455	429,279
Healthcare System, Covenant, 6.00%, 1/01/12 (a)	85	87,503
Healthcare System, Covenant, 6.00%, 1/01/12 (a)	170	175,007
Healthcare System, Covenant, 6.00%, 7/01/22	630	639,135
Healthcare System, Covenant, 6.00%, 7/01/31	315	318,616
Partners Healthcare System, Series B,
5.25%, 7/01/29	1,000	1,000,570
Massachusetts Industrial Finance Agency, RB, Age
Institute of Massachusetts Project, 8.05%, 11/01/25	655	655,229
		13,006,037
Housing — 9.5%
Massachusetts HFA, HRB, Series B, AMT,
5.50%, 6/01/41	495	501,816
Massachusetts HFA, Refunding HRB, Series F, AMT,
5.70%, 6/01/40	960	983,943
Massachusetts HFA, Refunding RB, AMT:
Series 132, 5.38%, 12/01/27	400	408,988
Series C, 5.35%, 12/01/42	1,000	999,910
		2,894,657
State — 5.9%
Massachusetts Bay Transportation Authority,
Refunding RB, Senior Series A, 5.25%, 7/01/29	730	868,262
Massachusetts Development Finance Agency, ERB,
Middlesex School Project, 5.00%, 9/01/33	400	403,632
Massachusetts State College Building Authority, RB,
Series A, 5.50%, 5/01/39	500	538,465
		1,810,359
Total Municipal Bonds in Massachusetts		44,169,913
Puerto Rico — 8.4%
State — 5.1%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	1,000	1,034,620
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series 6.00%, 8/01/39	510	541,406
		1,576,026
Utilities — 3.3%
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	1,000	1,002,170
Total Municipal Bonds in Puerto Rico		2,578,196
Total Municipal Bonds — 152.7%		46,748,109

See Notes to Financial Statements.

36 ANNUAL REPORT AUGUST 31, 2011

The Massachusetts Health & Education Tax-Exempt Trust (MHE)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (b)	(000)	Value
Massachusetts — 6.8%
State — 6.8%
Massachusetts School Building Authority, RB, Series A
(AGM), 5.00%, 8/15/30	$ 2,010	$ 2,095,120
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 6.8%		2,095,120
Total Long-Term Investments
(Cost — $47,666,263) — 159.5%		48,843,229
Short-Term Securities	Shares
Massachusetts — 1.3%
Massachusetts Health & Educational Facilities
Authority RB, VRDN, Wellesley College, Series G,
0.07% 9/1/11 (c)	400	400,000
Money Market Fund — 2.7%
BIF Massachusetts Municipal Money Fund, 0.00% (d)(e)	818,003	818,003
Total Short-Term Securities
(Cost — $1,218,003) — 4.0%		1,218,003
Total Investments (Cost — $48,884,266*) — 163.5%		50,061,232
Other Assets Less Liabilities — 1.3%		389,834
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (4.4)%		(1,339,739)
AMPS, at Redemption Value — (60.4)%		(18,500,614)
Net Assets Applicable to Common Shares — 100.0%		$ 30,610,713

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 47,529,286
Gross unrealized appreciation	$ 1,552,775
Gross unrealized depreciation	(360,424)
Net unrealized appreciation	$ 1,192,351

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(c) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(d) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2010	Activity	2011	Income
BIF Massachusetts
Municipal
Money Fund	1,455,666	(637,663)	818,003	$ 211

(e) Represents the current yield as of report date.

• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or rating group indexes, and/ or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sec-
tor sub-classifications for reporting ease.

• Financial futures contracts sold as of August 31, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Appreciation
8 10-Year US	Chicago Board	December
Treasury Note	of Trade	2011	$1,035,110 $ 2,860

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of August 31, 2011 in determin-
ing the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$48,843,229	—	$48,843,229
Short-Term
Securities	$ 818,003 400,000		—	1,218,003
Total	$ 818,003 $49,243,229		—	$50,061,232
[1] See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate
contracts	$ 2,860	—	—	$ 2,860
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 37

Statements of Assets and Liabilities
	BlackRock	BlackRock	BlackRock	BlackRock
	Maryland	MuniHoldings	New Jersey	New York
	Municipal	New York	Municipal	Municipal
	Bond Trust	Quality Fund, Inc.	Bond Trust	Bond Trust
August 31, 2011	(BZM)	(MHN)	(BLJ)	(BQH)
Assets
Investments at value — unaffiliated[1]	$ 44,011,823	$ 739,484,349	$ 52,035,688	$ 61,405,045
Investments at value — affiliated[2]	3,348,424	12,792,001	1,251,808	951,715
Cash	—	72,892	—	—
Cash pledged as collateral for financial futures contracts	14,000	—	16,560	—
Interest receivable — unaffiliated	578,867	8,690,302	707,418	756,478
Investments sold receivable	—	771,866	10,000	1,536,445
Margin variation receivable	1,778	—	2,845	—
Income receivable — affiliated	26	311	24	25
Deferred offering costs	—	651,870	—	—
Prepaid expenses	9,139	14,258	7,038	8,042
Other assets	6,687	78,403	6,092	6,346
Total assets	47,970,744	762,556,252	54,037,473	64,664,096
Accrued Liabilities
Investments purchased payable	—	532,267	—	529,030
Income dividends payable — Common Shares	163,292	2,457,648	180,902	228,028
Investment advisory fees payable	24,179	317,599	27,222	32,508
Officer’s and Trustees’ fees payable	8,550	84,333	8,244	8,297
Interest expense and fees payable	708	52,579	678	133
Other accrued expenses payable	70,472	474,234	72,746	72,406
Total accrued liabilities	267,201	3,918,660	289,792	870,402
Other Liabilities
TOB trust certificates	1,500,000	71,712,600	1,219,783	269,898
VRDP Shares, at liquidation value of $100,000 per share[3,5]	—	243,600,000	—	—
Total other liabilities	1,500,000	315,312,600	1,219,783	269,898
Total Liabilities	1,767,201	319,231,260	1,509,575	1,140,300
AMPS at Redemption Value
AMPS at liquidation preference, plus unpaid dividends[3,4,5]	16,000,802	–	18,775,314	22,125,175
Net Assets Applicable to Common Shareholders	$ 30,202,741	$ 443,324,992	$ 33,752,584	$ 41,398,621
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7,8]	$ 29,287,177	$ 458,145,083	$ 32,878,793	$ 39,497,925
Undistributed net investment income	581,533	9,802,835	689,178	864,115
Accumulated net realized loss	(339,735)	(36,495,877)	(335,744)	(268,726)
Net unrealized appreciation/depreciation	673,766	11,872,951	520,357	1,305,307
Net Assets Applicable to Common Shareholders	$ 30,202,741	$ 443,324,992	$ 33,752,584	$ 41,398,621
Net asset value per Common Share	$ 14.61	$ 14.34	$ 14.55	$ 14.89
[1] Investments at cost — unaffiliated	$ 43,339,844	$ 727,611,398	$ 51,518,191	$ 60,099,738
[2] Investments at cost — affiliated	$ 3,348,424	$ 12,792,001	$ 1,251,808	$ 951,715
3 AMPS/VRDP Shares outstanding:
Par value $0.001 per share	640	—	751	885
Par value $0.100 per share	—	2,436	—	—
4 AMPS at liquidation preference	$ 25,000	—	$ 25,000	$ 25,000
5 AMPS/VRDP Shares authorized	unlimited	14,956	unlimited	unlimited
[6] Par value per Common Share	$ 0.001	$ 0.10	$ 0.001	$ 0.001
[7] Common Shares outstanding	2,066,991	30,913,809	2,319,264	2,781,140
[8] Common Shares authorized	unlimited	200 million	unlimited	unlimited

See Notes to Financial Statements.

38 ANNUAL REPORT AUGUST 31, 2011

Statements of Assets and Liabilities (concluded)
	BlackRock	BlackRock	BlackRock	The
	New York	New York	Virginia	Massachusetts
	Municipal Income	Municipal	Municipal Health & Education
	Quality Trust	Income Trust II	Bond Trust	Tax-Exempt Trust
August 31, 2011	(BSE)	(BFY)	(BHV)	(MHE)
Assets
Investments at value — unaffiliated[1]	$ 141,082,108	$ 114,658,733	$ 37,319,295	$ 49,243,229
Investments at value — affiliated[2]	3,251,673	2,604,133	115,091	818,003
Cash	21	—	—	—
Cash pledged as collateral for financial futures contracts	—	—	14,000	14,960
Interest receivable	1,547,086	1,263,548	589,137	611,180
Investments sold receivable	248,229	523,637	6,000	—
Margin variation receivable	—	—	1,777	2,845
Income receivable — affiliated	18	28	16	—
Prepaid expenses	26,417	18,246	8,971	11,175
Other assets	4,515	6,982	4,042	—
Total assets	146,160,067	119,075,307	38,058,329	50,701,392
Accrued Liabilities
Investments purchased payable	2,122,593	1,058,060	—	—
Income dividends payable — Common Shares	463,705	414,745	130,810	164,738
Investment advisory fees payable	66,797	49,717	19,323	21,340
Officer’s and Trustees’ fees payable	6,161	9,084	5,600	94
Interest expense and fees payable	8,672	79	1,261	144
Other accrued expenses payable	95,527	89,380	50,752	64,154
Total accrued liabilities	2,763,455	1,621,065	207,746	250,470
Other Liabilities
TOB trust certificates	10,408,503	159,940	2,019,616	1,339,595
Total Liabilities	13,171,958	1,781,005	2,227,362	1,590,065
AMPS at Redemption Value
AMPS at liquidation preference, plus unpaid dividends[3,4,5]	40,577,034	44,477,601	11,675,585	18,500,614
Net Assets Applicable to Common Shareholders	$ 92,411,075	$ 72,816,701	$ 24,155,382	$ 30,610,713
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7,8]	$ 91,999,453	$ 70,440,879	$ 22,432,067	$ 29,803,710
Undistributed net investment income	1,703,993	1,541,081	477,043	630,251
Accumulated net realized loss	(4,898,581)	(2,159,117)	(216,842)	(1,003,074)
Net unrealized appreciation/depreciation	3,606,210	2,993,858	1,463,114	1,179,826
Net Assets Applicable to Common Shareholders	$ 92,411,075	$ 72,816,701	$ 24,155,382	$ 30,610,713
Net asset value per Common Share	$ 14.25	$ 14.66	$ 15.33	$ 13.01
[1] Investments at cost — unaffiliated	$ 137,475,898	$ 111,664,875	$ 35,857,968	$ 48,066,263
[2] Investments at cost — affiliated	$ 3,251,673	$ 2,604,133	$ 115,091	$ 818,003
3 AMPS outstanding:
Par value $0.001 per share	1,623	1,779	467	—
Par value $0.01 per share	—	—	—	370
4 AMPS at liquidation preference	$ 25,000	$ 25,000	$ 25,000	$ 50,000
5 AMPS authorized	unlimited	unlimited	unlimited	unlimited
[6] Par value per Common Share	$ 0.001	$ 0.001	$ 0.001	$ 0.01
[7] Common Shares Outstanding	6,485,389	4,967,297	1,576,024	2,353,396
[8] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 39

Statements of Operations
	BlackRock	BlackRock	BlackRock	BlackRock
	Maryland	MuniHoldings	New Jersey	New York
	Municipal	New York	Municipal	Municipal
	Bond Trust	Quality Fund, Inc.	Bond Trust	Bond Trust
Year Ended August 31, 2011	(BZM)	(MHN)	(BLJ)	(BQH)
Investment Income
Interest	$ 2,422,359	$ 35,942,503	$ 2,788,372	$ 3,460,360
Income — affiliated	3,049	6,307	783	536
Total income	2,425,408	35,948,810	2,789,155	3,460,896
Expenses
Investment advisory	306,516	4,092,903	339,886	411,149
Professional	55,827	352,056	52,193	65,391
Liquidity fees	—	299,767	—	—
Remarketing fees on Preferred Shares	13,339	358,183	24,299	27,513
Accounting services	12,683	125,489	20,135	20,094
Transfer agent	18,326	58,430	18,445	11,422
Printing	10,571	90,129	12,182	13,038
Officer and Trustees	3,742	59,195	4,338	4,999
Custodian	7,004	34,993	7,336	7,411
Registration	894	9,519	1,005	9,372
Miscellaneous	29,433	98,298	29,190	39,230
Total expenses excluding interest expense, fees and amortization of offering costs	458,335	5,578,962	509,009	609,619
Interest expense, fees and amortization of offering costs[1]	11,225	758,816	6,017	2,862
Total expenses	469,560	6,337,778	515,026	612,481
Less fees waived and reimbursed by advisor	(40,335)	(485,287)	(46,597)	(54,003)
Less fees paid indirectly	—	(32)	—	(2)
Total expenses after fees waived and paid indirectly	429,225	5,852,459	468,429	558,476
Net investment income	1,996,183	30,096,351	2,320,726	2,902,420
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(167,095)	(3,095,625)	(139,561)	90,308
Financial futures contracts	(148,786)	(2,500,907)	(151,856)	(221,457)
	(315,881)	(5,596,532)	(291,417)	(131,149)
Net change in unrealized appreciation/depreciation on:
Investments	(903,495)	(17,120,105)	(1,271,956)	(2,055,567)
Financial futures contracts	1,787	—	2,860	—
	(901,708)	(17,120,105)	(1,269,096)	(2,055,567)
Total realized and unrealized loss	(1,217,589)	(22,716,637)	(1,560,513)	(2,186,716)
Dividends and Distributions to AMPS Shareholders From
Net investment income	(55,571)	(806,882)	(65,738)	(78,727)
Net realized gain	(1,626)	—	(2,508)	—
Total dividends and distributions to AMPS Shareholders	(57,197)	(806,882)	(68,246)	(78,727)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$ 721,397	$ 6,572,832	$ 691,967	$ 636,977
[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

40 ANNUAL REPORT AUGUST 31, 2011

Statements of Operations (concluded)
	BlackRock	BlackRock	BlackRock	The
	New York	New York	Virginia	Massachusetts
	Municipal Income	Municipal	Municipal	Health & Education
	Quality Trust	Income Trust II	Bond Trust	Tax-Exempt Trust
Year Ended August 31, 2011	(BSE)	(BFY)	(BHV)	(MHE)
Investment Income
Interest	$ 6,961,259	$ 6,050,134	$ 1,962,630	$ 2,516,686
Income — affiliated	458	698	797	211
Total income	6,961,717	6,050,832	1,963,427	2,516,897
Expenses
Investment advisory	773,670	635,669	245,934	246,513
Professional	100,075	79,422	40,126	47,402
Accounting services	31,825	25,871	7,595	12,438
Remarketing fees on Preferred Shares	52,553	66,207	13,117	28,361
Transfer agent	17,895	17,397	17,189	29,358
Printing	25,021	19,430	9,039	7,986
Officer and Trustees	10,435	8,468	2,965	3,362
Custodian	10,935	10,260	6,520	5,028
Registration	7,786	2,149	681	1,018
Miscellaneous	36,468	36,683	28,627	21,391
Total expenses excluding interest expense, fees and amortization of offering costs	1,066,663	901,556	371,793	402,857
Interest expense, fees and amortization of offering costs[1]	76,919	1,257	19,129	7,986
Total expenses	1,143,582	902,813	390,922	410,843
Less fees waived by advisor	(14,622)	(62,320)	(31,684)	(764)
Less fees paid indirectly	—	(9)	—	(449)
Total expenses after fees waived and paid indirectly	1,128,960	840,484	359,238	409,630
Net investment income	5,832,757	5,210,348	1,604,189	2,107,267
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,009,042)	(297,070)	(81,581)	(142,280)
Financial futures contracts	(484,194)	(426,757)	(136,466)	(149,856)
	(1,493,236)	(723,827)	(218,047)	(292,136)
Net change in unrealized appreciation/depreciation on:
Investments	(2,872,102)	(2,654,238)	(745,966)	(982,370)
Financial futures contracts	—	—	1,787	2,860
	(2,872,102)	(2,654,238)	(744,179)	(979,510)
Total realized and unrealized loss	(4,365,338)	(3,378,065)	(962,226)	(1,271,646)
Dividends and Distributions to AMPS Shareholders From
Net investment income	(143,341)	(158,107)	(39,517)	(65,696)
Net realized gain	—	—	(3,012)	—
Total dividends and distributions to AMPS Shareholders	(143,341)	(158,107)	(42,529)	(65,696)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$ 1,324,078	$ 1,674,176	$ 599,434	$ 769,925
[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 41

Statements of Changes in Net Assets
	BlackRock Maryland Municipal		BlackRock MuniHoldings New York
	Bond Trust (BZM)		Quality Fund, Inc. (MHN)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 1,996,183	$ 2,088,657	$ 30,096,351	$ 31,943,889
Net realized gain (loss)	(315,881)	449,866	(5,596,532)	(441,393)
Net change in unrealized appreciation/depreciation	(901,708)	2,210,199	(17,120,105)	38,026,973
Dividends and distributions to AMPS Shareholders from:
Net investment income	(55,571)	(64,833)	(806,882)	(994,537)
Net realized gain	(1,626)	—	—	—
Net increase in net assets applicable to Common Shareholders
resulting from operations	721,397	4,683,889	6,572,832	68,534,932
Dividends and Distributions to Common Shareholders From
Net investment income	(1,956,147)	(1,757,802)	(29,570,570)	(26,885,338)
Net realized gain	(45,287)	—	—	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(2,001,434)	(1,757,802)	(29,570,570)	(26,885,338)
Capital Share Transactions
Reinvestment of common dividends	133,575	113,254	1,469,492	220,939
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,146,462)	3,039,341	(21,528,246)	41,870,533
Beginning of year	31,349,203	28,309,862	464,853,238	422,982,705
End of year	$ 30,202,741	$ 31,349,203	$443,324,992	$464,853,238
Undistributed net investment income	$ 581,533	$ 597,167	$ 9,802,835	$ 9,785,199

See Notes to Financial Statements.

42 ANNUAL REPORT AUGUST 31, 2011

Statements of Changes in Net Assets (continued)
	BlackRock New Jersey		BlackRock New York
	Municipal Bond Trust (BLJ)		Municipal Bond Trust (BQH)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 2,320,726	$ 2,423,696	$ 2,902,420	$ 2,952,260
Net realized gain (loss)	(291,417)	406,930	(131,149)	56,605
Net change in unrealized appreciation/depreciation	(1,269,096)	3,328,634	(2,055,567)	2,995,199
Dividends and distributions to AMPS Shareholders from:
Net investment income	(65,738)	(77,531)	(78,727)	(80,292)
Net realized gain	(2,508)	—	—	(19,829)
Net increase in net assets applicable to Common Shareholders
resulting from operations	691,967	6,081,729	636,977	5,903,943
Dividends and Distributions to Common Shareholders From
Net investment income	(2,179,085)	(2,153,928)	(2,749,158)	(2,634,618)
Net realized gain	(71,927)	—	—	(257,521)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(2,251,012)	(2,153,928)	(2,749,158)	(2,892,139)
Capital Share Transactions
Reinvestment of common dividends	34,562	109,800	101,725	193,068
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,524,483)	4,037,601	(2,010,456)	3,204,872
Beginning of year	35,277,067	31,239,466	43,409,077	40,204,205
End of year	$ 33,752,584	$ 35,277,067	$ 41,398,621	$ 43,409,077
Undistributed net investment income	$ 689,178	$ 613,278	$ 864,115	$ 776,644

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 43

Statements of Changes in Net Assets (continued)
	BlackRock New York Municipal		BlackRock New York
	Income Quality Trust (BSE)		Municipal Income Trust II (BFY)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 5,832,757	$ 5,921,344	$ 5,210,348	$ 5,224,782
Net realized gain (loss)	(1,493,236)	(28,147)	(723,827)	(282,141)
Net change in unrealized appreciation/depreciation	(2,872,102)	7,960,451	(2,654,238)	6,454,641
Dividends to AMPS Shareholders from net investment income	(143,341)	(164,411)	(158,107)	(182,533)
Net increase in net assets applicable to Common Shareholders
resulting from operations	1,324,078	13,689,237	1,674,176	11,214,749
Dividends to Common Shareholders From
Net investment income	(5,564,464)	(5,287,088)	(4,970,362)	(4,778,921)
Capital Share Transactions
Reinvestment of common dividends	34,961	72,998	240,851	120,935
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,205,425)	8,475,147	(3,055,335)	6,556,763
Beginning of year	96,616,500	88,141,353	75,872,036	69,315,273
End of year	$ 92,411,075	$ 96,616,500	$ 72,816,701	$ 75,872,036
Undistributed net investment income	$ 1,703,993	$ 1,579,233	$ 1,541,081	$ 1,459,815

See Notes to Financial Statements.

44 ANNUAL REPORT AUGUST 31, 2011

Statements of Changes in Net Assets (concluded)
	BlackRock Virginia		The Massachusetts Health &
	Municipal Bond Trust (BHV)		Education Tax-Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 1,604,189	$ 1,623,893	$ 2,107,267	$ 2,081,185
Net realized gain (loss)	(218,047)	281,039	(292,136)	186,532
Net change in unrealized appreciation/depreciation	(744,179)	1,580,295	(979,510)	2,879,578
Dividends and distributions to AMPS Shareholders from:
Net investment income	(39,517)	(38,099)	(65,696)	(79,429)
Net realized gain	(3,012)	(15,111)	—	—
Net increase in net assets applicable to Common Shareholders
resulting from operations	599,434	3,432,017	769,925	5,067,866
Dividends and Distributions to Common Shareholders From
Net investment income	(1,577,765)	(1,511,124)	(1,974,575)	(1,947,321)
Net realized gain	(122,390)	(415,819)	—	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(1,700,155)	(1,926,943)	(1,974,575)	(1,947,321)
Capital Share Transactions
Reinvestment of common dividends	115,304	152,628	76,477	43,301
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(985,417)	1,657,702	(1,128,173)	3,163,846
Beginning of year	25,140,799	23,483,097	31,738,886	28,575,040
End of year	$ 24,155,382	$ 25,140,799	$ 30,610,713	$ 31,738,886
Undistributed net investment income	$ 477,043	$ 482,532	$ 630,251	$ 563,255

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 45

Statement of Cash Flows
BlackRock
MuniHoldings
New York
Quality Fund, Inc.
Year Ended August 31, 2011	(MHN)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$ 7,379,714
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	41,039
Increase in other assets	(6,721)
Increase in income receivable — affiliated	(31)
Decrease in prepaid expenses	4,937
Increase in investment advisory fees payable	9,098
Decrease in interest expense and fees payable	(13,021)
Decrease in other affiliates payable	(2,401)
Increase in other accrued expenses payable	375,278
Increase in Officer's and Directors' fees payable	9,943
Net realized and unrealized gain on investments	20,222,451
Amortization of premium and accretion of discount on investments	1,609,391
Amortization of deferred offering costs	105,373
Proceeds from sales of long-term investments	134,994,079
Purchases of long-term investments	(130,955,330)
Net proceeds from sales of short-term securities	(4,053,884)
Cash provided by operating activities	$ 29,719,915
Cash Used for Financing Activities
Cash receipts from issuance of VRDP Shares	243,600,000
Cash payments on redemption of AMPS	(243,625,000)
Cash payments for offering costs	(757,243)
Cash dividends paid to Common Shareholders	(28,046,634)
Cash dividends paid to AMPS Shareholders	(817,922)
Decrease in bank overdraft	(224)
Cash used for financing activities	(29,647,023)
Cash
Net increase in cash	72,892
Cash at beginning of year	—
Cash at end of year	$ 72,892
Cash Flow Information
Cash paid during the year for interest and fees	$ 666,464
Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$ 1,469,492
A Statement of Cash Flows is presented when a Trust has a significant amount of borrowing during the year, based on the averageborrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

46 ANNUAL REPORT AUGUST 31, 2011

Financial Highlights		BlackRock Maryland Municipal Bond Trust (BZM)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 15.23	$ 13.81	$ 14.45	$ 14.91	$ 15.98
Net investment income	0.97[1]	1.02[1]	0.96[1]	1.07[1]	1.08
Net realized and unrealized gain (loss)	(0.59)	1.29	(0.68)	(0.36)	(0.99)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.13)	(0.28)	(0.31)
Net realized gain	(0.00)[2]	—	(0.00)[2]	(0.01)	(0.00)[2]
Net increase (decrease) from investment operations	0.35	2.28	0.15	0.42	(0.22)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.95)	(0.86)	(0.79)	(0.87)	(0.85)
Net realized gain	(0.02)	—	(0.00)[2]	(0.01)	(0.00)[2]
Total dividends and distributions to Common Shareholders	(0.97)	(0.86)	(0.79)	(0.88)	(0.85)
Net asset value, end of year	$ 14.61	$ 15.23	$ 13.81	$ 14.45	$ 14.91
Market price, end of year	$ 15.02	$ 15.91	$ 15.35	$ 15.75	$ 17.43
Total Investment Return[3]
Based on net asset value	2.45%	16.80%	1.52%	2.60%	(1.85)%
Based on market price	0.83%	9.77%	3.53%	(4.33)%	5.08%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.58%	1.56%	1.83%	1.70%	1.54%
Total expenses after fees waived and before fees paid indirectly[4]	1.45%	1.35%	1.50%	1.32%	1.10%
Total expenses after fees waived and paid indirectly[4]	1.45%	1.35%	1.50%	1.32%	1.07%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[4,5]	1.41%	1.31%	1.39%	1.28%	1.07%
Net investment income[4]	6.73%	6.95%	7.62%	7.19%	6.87%
Dividends to AMPS Shareholders	0.19%	0.21%	1.04%	1.89%	1.94%
Net investment income to Common Shareholders	6.54%	6.74%	6.58%	5.30%	4.93%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 30,203	$ 31,349	$ 28,310	$ 29,488	$ 30,302
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$ 16,000	$ 16,000	$ 16,000	$ 16,000	$ 18,000
Portfolio turnover	11%	13%	9%	15%	7%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$ 72,192	$ 73,985	$ 69,235	$ 71,083	$ 67,089

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to AMPS Shareholders.
5 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 47

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 15.09	$ 13.74	$ 13.92	$ 14.40	$ 14.96
Net investment income[1]	0.97	1.04	0.94	0.98	1.00
Net realized and unrealized gain (loss)	(0.73)	1.21	(0.30)	(0.48)	(0.52)
Dividends to AMPS Shareholders from net investment income	(0.03)	(0.03)	(0.14)	(0.32)	(0.34)
Net increase from investment operations	0.21	2.22	0.50	0.18	0.14
Dividends to Common Shareholders from net investment income	(0.96)	(0.87)	(0.68)	(0.66)	(0.70)
Net asset value, end of year	$ 14.34	$ 15.09	$ 13.74	$ 13.92	$ 14.40
Market price, end of year	$ 13.90	$ 15.17	$ 12.89	$ 12.12	$ 13.53
Total Investment Return[2]
Based on net asset value	1.85%	16.87%	5.19%	1.74%	1.12%
Based on market price	(1.80)%	25.24%	13.34%	(5.72)%	(2.78)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.47%	1.29%	1.55%	1.65%	1.79%
Total expenses after fees waived and before fees paid indirectly[3]	1.36%	1.14%	1.35%	1.52%	1.71%
Total expenses after fees waived and paid indirectly[3]	1.36%	1.14%	1.35%	1.52%	1.71%
Total expenses after fees waived and paid indirectly and excluding interest expense,
fees and amortization of offering costs[3,4]	1.18%	1.02%	1.05%	1.15%	1.15%
Net investment income[3]	6.98%	7.24%	7.45%	6.90%	6.65%
Dividends to AMPS Shareholders	0.19%	0.23%	1.09%	2.24%	2.29%
Net investment income to Common Shareholders	6.79%	7.01%	6.36%	4.66%	4.36%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 443,325	$ 464,853	$ 422,983	$ 428,547	$ 443,296
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$ 243,625	$ 243,625	$ 252,875	$ 313,000
VRDP Shares outstanding at $100,000 liquidation value, end of year	$ 243,603	—	—	—	—
Portfolio turnover	18%	10%	18%	21%	24%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$ 72,703	$ 68,407	$ 67,379	$ 60,422
Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$ 281,989	—	—	—	—

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to AMPS Shareholders.
4 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notesto Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

48 ANNUAL REPORT AUGUST 31, 2011

Financial Highlights		BlackRock New Jersey Municipal Bond Trust (BLJ)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 15.23	$ 13.53	$ 14.16	$ 15.38	$ 16.33
Net investment income	1.00[1]	1.05[1]	1.05[1]	1.14[1]	1.15
Net realized and unrealized gain (loss)	(0.68)	1.61	(0.68)	(1.11)	(0.87)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.14)	(0.29)	(0.29)
Net realized gain	(0.00)[2]	—	—	(0.00)[2]	—
Net increase (decrease) from investment operations	0.29	2.63	0.23	(0.26)	(0.01)
Dividends and distributions to Common Shareholders:
Net investment income	(0.94)	(0.93)	(0.86)	(0.95)	(0.94)
Net realized gain	(0.03)	—	—	(0.01)	—
Total dividends and distributions to Common Shareholders	(0.97)	(0.93)	(0.86)	(0.96)	(0.94)
Net asset value, end of year	$ 14.55	$ 15.23	$ 13.53	$ 14.16	$ 15.38
Market price, end of year	$ 13.60	$ 15.63	$ 13.59	$ 14.76	$ 16.90
Total Investment Return[3]
Based on net asset value	2.46%	20.04%	2.50%	(2.12)%	(0.61)%
Based on market price	(6.68)%	22.65%	(1.23)%	(7.15)%	(2.54)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.57%	1.54%	1.72%	1.67%	1.47%
Total expenses after fees waived and before fees paid indirectly[4]	1.43%	1.32%	1.36%	1.28%	1.03%
Total expenses after fees waived and paid indirectly[4]	1.43%	1.32%	1.36%	1.28%	1.00%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[4,5]	1.41%	1.31%	1.34%	1.26%	1.00%
Net investment income[4]	7.08%	7.32%	8.55%	7.64%	7.11%
Dividends to AMPS Shareholders	0.20%	0.24%	1.14%	1.97%	1.79%
Net investment income to Common Shareholders	6.88%	7.08%	7.41%	5.67%	5.32%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 33,753	$ 35,277	$ 31,239	$ 32,584	$ 35,246
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$ 18,775	$ 18,775	$ 18,775	$ 19,200	$ 20,225
Portfolio turnover	19%	18%	28%	17%	35%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$ 69,944	$ 71,974	$ 66,600	$ 67,439	$ 68,578

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to AMPS Shareholders.
5 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 49

Financial Highlights		BlackRock New York Municipal Bond Trust (BQH)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 15.65	$ 14.56	$ 14.71	$ 15.39	$ 16.02
Net investment income	1.04[1]	1.07[1]	1.08[1]	1.14[1]	1.14
Net realized and unrealized gain (loss)	(0.78)	1.09	(0.24)	(0.57)	(0.56)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.14)	(0.29)	(0.29)
Net realized gain	—	(0.01)	(0.00)[2]	(0.01)	—
Net increase from investment operations	0.23	2.12	0.70	0.27	0.29
Dividends and distributions to Common Shareholders from:
Net investment income	(0.99)	(0.94)	(0.85)	(0.93)	(0.92)
Net realized gain	(0.00)[2]	(0.09)	(0.00)[2]	(0.02)	—
Total dividends and distributions to Common Shareholders	(0.99)	(1.03)	(0.85)	(0.95)	(0.92)
Net asset value, end of year	$ 14.89	$ 15.65	$ 14.56	$ 14.71	$ 15.39
Market price, end of year	$ 14.83	$ 15.79	$ 14.32	$ 14.62	$ 16.32
Total Investment Return[3]
Based on net asset value	1.81%	15.18%	5.97%	1.62%	1.52%
Based on market price	0.50%	18.15%	4.87%	(4.76)%	2.60%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.50%	1.49%	1.61%	1.63%	1.47%
Total expenses after fees waived and before fees paid indirectly[4]	1.37%	1.27%	1.30%	1.25%	1.02%
Total expenses after fees waived and paid indirectly[4]	1.37%	1.27%	1.30%	1.25%	1.00%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[4,5]	1.36%	1.24%	1.25%	1.23%	1.00%
Net investment income[4]	7.12%	7.07%	8.06%	7.45%	7.16%
Dividends to AMPS Shareholders	0.19%	0.19%	1.01%	1.90%	1.81%
Net investment income to Common Shareholders	6.93%	6.88%	7.05%	5.55%	5.35%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 41,399	$ 43,409	$ 40,204	$ 40,603	$ 42,160
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$ 22,125	$ 22,125	$ 22,125	$ 22,400	$ 24,200
Portfolio turnover	14%	22%	30%	19%	23%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$ 71,778	$ 74,052	$ 70,431	$ 70,327	$ 68,560

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to AMPS Shareholders.
5 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50 ANNUAL REPORT AUGUST 31, 2011

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 14.90	$ 13.61	$ 13.95	$ 14.58	$ 15.34
Net investment income	0.90[1]	0.91[1]	0.88[1]	0.96[1]	0.99
Net realized and unrealized gain (loss)	(0.67)	1.23	(0.39)	(0.60)	(0.72)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.02)	(0.03)	(0.11)	(0.25)	(0.26)
Net realized gain	—	—	—	(0.01)	(0.02)
Net increase (decrease) from investment operations	0.21	2.11	0.38	0.10	(0.01)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.86)	(0.82)	(0.72)	(0.70)	(0.70)
Net realized gain	—	—	—	(0.03)	(0.05)
Total dividends and distributions to Common Shareholders	(0.86)	(0.82)	(0.72)	(0.73)	(0.75)
Net asset value, end of year	$ 14.25	$ 14.90	$ 13.61	$ 13.95	$ 14.58
Market price, end of year	$ 13.54	$ 14.91	$ 13.15	$ 13.26	$ 14.12
Total Investment Return[2]
Based on net asset value	1.94%	16.04%	3.98%	0.80%	(0.06)%
Based on market price	(3.20)%	20.18%	5.70%	(1.07)%	1.01%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.28%	1.21%	1.53%	1.34%	1.21%
Total expenses after fees waived and before fees paid indirectly[3]	1.26%	1.12%	1.33%	1.09%	0.90%
Total expenses after fees waived and paid indirectly[3]	1.26%	1.12%	1.33%	1.09%	0.89%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[3,4]	1.17%	1.03%	1.05%	0.99%	0.89%
Net investment income[3]	6.50%	6.45%	7.16%	6.59%	6.53%
Dividends to AMPS Shareholders	0.16%	0.18%	0.88%	1.74%	1.69%
Net investment income to Common Shareholders	6.34%	6.27%	6.28%	4.85%	4.84%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 92,411	$ 96,617	$ 88,141	$ 90,331	$ 94,314
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$ 40,575	$ 40,575	$ 40,575	$ 41,675	$ 56,000
Portfolio turnover	24%	8%	23%	24%	30%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$ 81,938	$ 84,531	$ 79,309	$ 79,196	$ 67,107

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to AMPS Shareholders.
4 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 51

Financial Highlights		BlackRock New York Municipal Income Trust II (BFY)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 15.33	$ 14.03	$ 14.28	$ 14.84	$ 15.47
Net investment income	1.05[1]	1.06[1]	1.06[1]	1.08[1]	1.07
Net realized and unrealized gain (loss)	(0.69)	1.25	(0.36)	(0.55)	(0.67)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.04)	(0.15)	(0.29)	(0.30)
Net realized gain	—	—	—	(0.01)	—
Net increase from investment operations	0.33	2.27	0.55	0.23	0.10
Dividends and distributions to Common Shareholders from:
Net investment income	(1.00)	(0.97)	(0.80)	(0.77)	(0.73)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions to Common Shareholders	(1.00)	(0.97)	(0.80)	(0.79)	(0.73)
Net asset value, end of year	$ 14.66	$ 15.33	$ 14.03	$ 14.28	$ 14.84
Market price, end of year	$ 14.38	$ 15.48	$ 14.00	$ 13.60	$ 14.22
Total Investment Return[2]
Based on net asset value	2.56%	16.69%	5.23%	1.70%	0.69%
Based on market price	(0.37)%	18.09%	10.26%	1.08%	3.80%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.27%	1.21%	1.33%	1.30%	1.25%
Total expenses after fees waived and before fees paid indirectly[3]	1.18%	1.13%	1.16%	1.13%	1.01%
Total expenses after fees waived and paid indirectly[3]	1.18%	1.13%	1.16%	1.13%	1.00%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[3,4]	1.18%	1.13%	1.16%	1.13%	1.00%
Net investment income[3]	7.34%	7.21%	8.17%	7.33%	6.92%
Dividends to AMPS Shareholders	0.22%	0.25%	1.19%	1.94%	1.94%
Net investment income to Common Shareholders	7.12%	6.96%	6.98%	5.39%	4.98%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 72,817	$ 75,872	$ 69,315	$ 70,544	$ 73,302
AMPS outstanding at $25,000 liquidation preference, end of year (000)	$ 44,475	$ 44,475	$ 44,475	$ 44,650	$ 44,650
Portfolio turnover	20%	16%	16%	12%	27%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$ 65,931	$ 67,651	$ 63,965	$ 64,508	$ 66,048

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to AMPS Shareholders.
4 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52 ANNUAL REPORT AUGUST 31, 2011

Financial Highlights		BlackRock Virginia Municipal Bond Trust (BHV)
		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 16.02	$ 15.05	$ 15.03	$ 15.57	$ 16.35
Net investment income	1.02[1]	1.04[1]	1.02[1]	1.11[1]	1.11
Net realized and unrealized gain (loss)	(0.60)	1.19	0.20	(0.45)	(0.68)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.02)	(0.10)	(0.30)	(0.27)
Net realized gain	(0.00)[2]	(0.01)	(0.05)	—	(0.02)
Net increase from investment operations	0.39	2.20	1.07	0.36	0.14
Dividends and distributions to Common Shareholders from:
Net investment income	(1.00)	(0.96)	(0.89)	(0.90)	(0.87)
Net realized gain	(0.08)	(0.27)	(0.16)	—	(0.05)
Total dividends and distributions to Common Shareholders	(1.08)	(1.23)	(1.05)	(0.90)	(0.92)
Net asset value, end of year	$ 15.33	$ 16.02	$ 15.05	$ 15.03	$ 15.57
Market price, end of year	$ 17.77	$ 18.77	$ 17.50	$ 19.50	$ 17.85
Total Investment Return[3]
Based on net asset value	1.98%	14.15%	6.94%	1.59%	0.21%
Based on market price	0.89%	15.02%	(4.16)%	14.97%	1.80%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.66%	1.57%	1.75%	1.70%	1.58%
Total expenses after fees waived and before fees paid indirectly[4]	1.52%	1.36%	1.45%	1.34%	1.14%
Total expenses after fees waived and paid indirectly[4]	1.52%	1.36%	1.45%	1.34%	1.09%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[4,5]	1.44%	1.31%	1.37%	1.31%	1.09%
Net investment income[4]	6.81%	6.71%	7.43%	7.14%	6.85%
Dividends to AMPS Shareholders	0.17%	0.16%	0.72%	1.90%	1.69%
Net investment income to Common Shareholders	6.64%	6.55%	6.71%	5.24%	5.16%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 24,155	$ 25,141	$ 23,483	$ 23,347	$ 24,053
AMPS outstanding at $25,000 liquidation preference,end of year (000)	$ 11,675	$ 11,675	$ 11,675	$ 12,175	$ 13,525
Portfolio turnover	12%	26%	32%	11%	12%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	$ 76,725	$ 78,836	$ 75,286	$ 72,948	$ 69,463

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to AMPS Shareholders.
5 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2011 53

Financial Highlights		The Massachusetts Health & Education Tax-Exempt Trust (MHE)
				Period
				January 1,
				2008 to
	Year Ended August 31,			August 31,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 13.52	$ 12.19	$ 12.55	$ 13.10	$ 13.90	$ 13.59
Net investment income[1]	0.90	0.89	0.83	0.59	0.92	0.90
Net realized and unrealized gain (loss)	(0.54)	1.31	(0.43)	(0.58)	(0.82)	0.47
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.13)	(0.17)	(0.31)	(0.25)
Net realized gain	—	—	—	—	—	(0.03)
Net increase (decrease) from investment operations	0.33	2.17	0.27	(0.16)	(0.21)	1.09
Dividends and distributions to Common Shareholders from:
Net investment income	(0.84)	(0.84)	(0.63)	(0.39)	(0.59)	(0.68)
Net realized gain	—	—	—	—	(0.00)[2]	(0.10)
Total dividends and distributions to Common Shareholders	(0.84)	(0.84)	(0.63)	(0.39)	(0.59)	(0.78)
Net asset value, end of year	$ 13.01	$ 13.52	$ 12.19	$ 12.55	$ 13.10	$ 13.90
Market price, end of year	$ 13.11	$ 13.98	$ 12.00	$ 11.22	$ 11.95	$ 13.10
Total Investment Return[3]
Based on net asset value	2.78%	18.40%	3.29%	(1.01)%[4]	(1.23)%	8.30%
Based on market price	0.16%	24.37%	13.73%	(2.99)%[4]	(4.40)%	1.99%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.39%	1.39%	1.54%	1.77%[6]	1.47%	1.64%
Total expenses after fees waived and before fees paid indirectly[5]	1.39%	1.38%	1.54%	1.77%[6]	1.47%	1.64%
Total expenses after fees waived and paid indirectly[5]	1.39%	1.38%	1.54%	1.77%[6]	1.47%	1.64%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[5,7]	1.36%	1.35%	1.45%	1.73%[6]	1.47%	1.64%
Net investment income[5]	7.15%	6.95%	7.50%	6.82%[6]	6.78%	6.61%
Dividends to AMPS Shareholders	0.22%	0.24%	1.22%	2.03%[6]	2.27%	2.07%
Net investment income Common Shareholders	6.93%	6.71%	6.28%	4.79%[6]	4.51%	4.54%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 30,611	$ 31,739	$ 28,575	$ 29,416	$ 30,717	$ 32,581
AMPS outstanding at $50,000 liquidation preference, end of year (000)	$ 18,500	$ 18,500	$ 18,500	$ 18,500	$ 20,000	$ 20,000
Portfolio turnover	10%	12%	12%	5%	18%	9%
Asset coverage per AMPS at $50,000 liquidation preference,
end of year	$ 132,732	$ 135,785	$ 127,234	$ 129,523	$ 126,835	$ 131,484

1Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to AMPS Shareholders.
6 Annualized.
7 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:
BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock
MuniHoldings New York Quality Fund, Inc. (“MHN”) (formerly MuniHoldings
New York Insured Fund, Inc.), BlackRock New Jersey Municipal Bond Trust
(“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock
New York Municipal Income Quality Trust (“BSE”) (formerly BlackRock
New York Insured Municipal Income Trust), BlackRock Virginia Municipal
Bond Trust (“BHV”) (collectively the “Bond Trusts”), BlackRock New York
Municipal Income Trust II (“BFY”) and The Massachusetts Health &
Education Tax-Exempt Trust (“MHE”) (all, collectively the “Trusts”) are registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as non-diversified, closed-end management investment companies. The Trusts are organized as a Delaware statutory trusts except
MHN and MHE, which are organized as a Maryland corporation and a
Massachusetts business trust, respectively. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees and the Board of Directors of the
Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the
NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. Municipal investments (including commitments to purchase such investments on a
“when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the invest-
ment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the invest-
ment advisor and/or sub-advisor deems relevant. The pricing of all Fair
Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities:
The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB
Residuals held by a Trust include the right of a Trust (1) to cause the hold-
ers of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-
term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the
TOB to obtain quarterly or annual renewal of the liquidity support agree-
ment, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended August 31, 2011, no TOBs that the Trusts participated in were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust in exchange for
TOB trust certificates. The Trusts typically invest the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the
Statements of Assets and Liabilities.

ANNUAL REPORT AUGUST 31, 2011 55

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At August 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

Underlying
	Municipal Bonds	Liability for	Range of
	Transferred	TOB Trust	Interest
	to TOBs	Certificates	Rates
BZM	$ 3,161,160	$ 1,500,000	0.27%
MHN	$140,262,634	$71,712,600	0.21% – 0.31%
BLJ	$ 2,361,057	$ 1,219,783	0.26% – 0.27%
BQH	$ 450,971	$ 269,898	0.21%
BSE	$ 17,826,912	$10,408,503	0.21% – 0.31%
BFY	$ 267,242	$ 159,940	0.21%
BHV	$ 4,214,593	$ 2,019,616	0.14% – 0.21%
MHE	$ 2,095,120	$ 1,339,595	0.21%

For the year ended August 31, 2011, the Trusts’ average TOB trust certifi-
cates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average
	TOB Trust	Daily Weighted
	Certificates	Average
	Outstanding	Interest Rate
BZM	$ 1,500,000	0.75%
MHN	$71,712,600	0.75%
BLJ	$ 762,249	0.79%
BQH	$ 367,295	0.78%
BSE	$10,408,503	0.74%
BFY	$ 159,940	0.79%
BHV	$ 2,590,849	0.74%
MHE	$ 1,339,595	0.60%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to
Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAV per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.
Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS and
VRDP Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Trusts’ US federal tax returns remains open for each of the four years ended August 31, 2011 (three years ended August 31, 2011 and the period ended August 31, 2008 for MHE). The statutes of limita-
tions on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’
financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End
Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent
Trustees had invested the deferred amounts directly in certain other
BlackRock Closed-End Funds.

56 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and
distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: MHN incurred costs in connection with its issuance of VRDP
Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquid-
ity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applica-
ble, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are agreements between the Trusts and counter-
party to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of August 31, 2011
Asset Derivatives
	BZM	BLJ	BHV	MHE
Statement of Assets and
	Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/deprecation* $ 1,787	$ 2,860	$ 1,787	$ 2,860
* Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations
Year Ended August 31, 2011
		Net Realized Loss from
	BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Interest rate contracts:
Financial futures contracts	$(148,786)	$(2,500,907)	$(151,856)	$(221,457)	$(484,194)	$ (426,757)	$(136,466)	$(149,856)

					Net Change in Unrealized Appreciation/Depreciation on
					BZM	BLJ	BHV	MHE
Interest rate contracts:
Financial futures contracts					$ 1,787	$ 2,860	$ 1,787	$ 2,860
For the year ended August 31, 2011, the average quarterly balances of outstanding derivative financial instruments were asfollows:
	BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Financial futures contracts:
Average number of contracts sold	9	88	10	9	19	15	8	10
Average notional value of contracts sold	$1,060,413	$10,723,153	$1,221,903	$1,036,929	$2,254,303	$1,827,811	$946,899	$1,214,747

ANNUAL REPORT AUGUST 31, 2011 57

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC
(“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”).
Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets except MHN and MHE, which are based on average daily net assets at the following annual rates:

BZM	0.65%
MHN	0.55%
BLJ	0.65%
BQH	0.65%
BSE	0.55%
BFY	0.55%
BHV	0.65%
MHE	0.50%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager for MHN voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by advisor in the Statements of Operations. For the year ended
August 31, 2011, the waiver was $464,328.

The Manager voluntarily agreed to waive a portion of the investment advisory fees for certain other funds. With respect to BSE, the waiver, as a percentage of its average weekly net assets was as follows: 0.05% through
October 2010. With respect to the Bond Trusts, the waiver, as a percentage of average weekly net assets, is as follows, 0.10% through April 2011 and
0.05% through April 2012. With respect to BFY, the waiver, as a percentage of its average weekly net assets is 0.05% through July 2012. For the year ended August 31, 2011, the Manager waived the following amounts, which are included in the fees waived by advisor in the Statements of Operations.

BZM	$39,199
BLJ	$43,394
BQH	$52,593
BSE	$12,295
BFY	$57,771
BHV	$31,525

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations.
For the year ended August 31, 2011, the amounts waived were as follows:

BZM	$ 1,136
MHN	$20,959
BLJ	$ 3,203
BQH	$ 1,410
BSE	$ 2,327
BFY	$ 4,549
BHV	$ 159
MHE	$ 764

The Manager entered into sub-advisory agreements with BlackRock
Investment Management, LLC (“BIM”) for MHN and MHE and BlackRock
Financial Management, Inc. (“BFM”) for all other Trusts. BIM and BFM are affiliates of the Manager. The Manager pays BIM and BFM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the period September 1, 2010 through December 31, 2010, each
Trust reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BZM	$ 303
MHN	$4,792
BLJ	$ 336
BQH	$ 409
BSE	$ 906
BFY	$ 743
BHV	$ 248
MHE	$ 316

Effective January 1, 2011, the Trusts no longer reimburse the Manager for accounting services.

Certain officers and/or trustees of the Trusts are officers and/or trustees of
BlackRock or its affiliates. The Trusts reimburse the Manager for compensa-
tion paid to the Trusts’ Chief Compliance Officer.

4. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2011, were as follows:

	Purchases	Sales
BZM	$ 4,797,050	$ 6,395,925
MHN	$131,487,597	$135,765,945
BLJ	$ 9,708,445	$ 10,129,908
BQH	$ 8,858,376	$ 11,504,095
BSE	$ 33,503,713	$ 34,021,893
BFY	$ 22,855,250	$ 24,038,192
BHV	$ 4,355,481	$ 5,980,657
MHE	$ 5,033,481	$ 5,399,359

58 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements (continued)

5. Income Tax Information:
Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2011 attributable to amortization methods on fixed income securities, non-deductible expenses and the sale of bonds received from TOBs were reclassified to the following accounts:

	BZM	MHN	BLJ	BQH	BSE	BFY	BHV
Paid-in capital	$ (10)	$(358,177)	—	—	—	—	—
Undistributed net investment income	$ (99)	$ 298,737	$ (3)	$ 12,936	$ (192)	$ (613)	$ 7,604
Accumulated net realized loss	$ 109	$ 59,440	$ 3	$ (12,936)	$ 192	$ 613	$ (7,604)

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 was as follows:

		BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Tax-exempt income	8/31/2011	$2,011,240	$30,488,849	$2,235,997	$2,812,563	$5,707,805	$5,128,469	$1,605,854	$2,040,271
	8/31/2010	1,822,635	27,879,875	2,206,336	2,712,853	5,451,499	4,961,454	1,548,109	1,935,606
Ordinary Income	8/31/2011	478	112,639	8,828	15,322	—	—	11,428	—
	8/31/2010	—	—	25,123	40,602	—	—	6,140	91,144
Long-term capital gains	8/31/2011	46,913	—	74,433	—	—	—	125,402	—
	8/31/2010	—	—	—	238,805	—	—	425,904	—
Total distributions	8/31/2011	$2,058,631	$30,601,488	$2,319,258	$2,827,885	$5,707,805	$5,128,469	$1,742,684	$2,040,271
	8/31/2010	$1,822,635	$27,879,875	$2,231,459	$2,992,260	$5,451,499	$4,961,454	$1,980,153	$2,026,750

As of August 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	BZM	MHN	BLJ	BQH	BSE	BFY	BHV	MHE
Undistributed tax-exempt income	$ 483,383	$ 8,403,144	$ 569,953	$ 752,871	$ 1,580,311	$ 1,402,813	$ 399,921	$ 633,414
Undistributed ordinary income	446	2,477	2,913	1,045	$1,081	511	663	46
Capital loss carryforwards	(57,495)	(28,250,015)	—	—	(3,127,814)	(1,320,193)	(51,866)	(729,528)
Net unrealized gains*	489,230	5,024,303	300,925	1,146,780	1,958,044	2,292,691	1,374,597	903,071
Total	$ 915,564 $(14,820,091)		$ 873,791	$ 1,900,696	$ 411,622	$ 2,375,822	$ 1,723,315	$ 807,003

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and the treatment of residual interests in TOBs.

As of August 31, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BZM	MHN	BSE	BFY	BHV	MHE
2013	—	$15,054,033	—	—	—	—
2014	—	1,097,743	—	—	—	—
2015	—	2,782,666	—	$ 70,160	—	$ 35,869
2016	—	710,089	—	383,137	—	285,683
2017	—	4,069,997	$1,583,452	254,346	—	375,230
2018	—	3,861,956	1,544,362	357,549	—	32,672
2019	$ 57,495	673,531	—	255,001	$ 51,866	74
Total	$ 57,495	$28,250,015	$3,127,814	$1,320,193	$ 51,866	$ 729,528

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts afterAugust 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:
Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of
Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Trusts may be exposed to counter-
party credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent

ANNUAL REPORT AUGUST 31, 2011 59

Notes to Financial Statements (continued)

of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collat-
eral held by the Trusts.

As of August 31, 2011, BZM invested a significant portion of its assets in securities in the County/City/Special District/School District sector. MHN invested a significant portion of its assets in securities in the Transportation and County/City/Special District/School District sectors. BLJ invested a significant portion of its assets in securities in the Transportation and
State sectors. BQH invested a significant portion of its assets in securities in the State and County/City/Special District/School District sectors. BSE invested a significant portion of its assets in securities in the Education and Transportation sectors. BFY invested a significant portion of its assets in securities in the County/City/Special District/School District sector. MHE invested a significant portion of its assets in securities in the Education and Health sectors. Changes in economic conditions affecting the
County/City/Special District/School District, Education, Health, State and
Transportation sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:
Each Trust, except for MHN, is authorized to issue an unlimited number of shares (200 million shares for MHN), all of which were initially classified as
Common Shares. The par value for the Trusts, except for MHN and MHE, is
$0.001 per share ($0.10 for MHN and $0.01 for MHE). Each Trust’s Board is authorized, however, to reclassify any unissued Common Shares to
Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31,
,	2011	2010
BZM	9,032	7,640
MHN	103,507	15,164
BLJ	2,281	7,707
BQH	6,756	12,821
BSE	2,348	5,123
BFY	16,761	8,339
BHV	6,753	8,764
MHE	5,980	3,349

AMPS

The AMPS are redeemable at the option of BZM, BLJ, BQH, BSE, BFY, BHV and MHE (collectively, the “AMPS Funds”), in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the AMPS Funds, as set forth in the AMPS Funds’ Articles Supplementary/
Statement of Preferences/Certificate of Designation (the “Governing
Instrument”) are not satisfied.

From time to time in the future, each AMPS Fund may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the
Trust and seller. Each AMPS Fund also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each AMPS Fund intends to effect such redemptions and/or repurchases to the extent nec-
essary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The AMPS Funds had the following series of AMPS outstanding, effective yields and reset frequency as of August 31, 2011:

				Reset
			Effective	Frequency
	Series	AMPS	Yield	Days
BZM	R-7	640	0.31%	7
BLJ	M-7	751	0.31%	7
BQH	T-7	885	0.31%	7
BSE	R-7	1,623	0.31%	7
BFY	W-7	1,779	0.29%	7
BHV	R-7	467	0.31%	7
MHE	A	185	0.29%	7
	B	185	0.31%	7

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive divi-
dend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day
High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the year ended August 31, 2011 were as follows:

	Series	Low	High	Average
BZM	R-7	0.11%	0.50%	0.34%
MHN	A	0.11%	0.50%	0.38%
	B	0.12%	0.50%	0.37%
	C	0.12%	0.50%	0.37%
	D	0.13%	0.50%	0.37%
	E	0.11%	0.50%	0.38%
BLJ	M-7	0.11%	0.50%	0.35%
BQH	T-7	0.11%	0.50%	0.35%
BSE	R-7	0.11%	0.50%	0.35%
BFY	W-7	0.11%	0.50%	0.35%
BHV	R-7	0.11%	0.50%	0.35%
MHE	A	0.11%	0.50%	0.36%
	B	0.11%	0.50%	0.35%

Since February 13, 2008, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.50% for the year ended August 31, 2011. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, AMPS Shareholders may not have the ability to sell the AMPS at their liquidation preference.

60 ANNUAL REPORT AUGUST 31, 2011

Notes to Financial Statements (continued)

The AMPS Funds pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended August 31, 2011, MHN announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MHN	A	7/21/11	1,479	$36,975,000
	B	7/22/11	1,479	$36,975,000
	C	7/19/11	2,366	$59,150,000
	D	7/18/11	2,864	$71,600,000
	E	7/20/11	1,557	$38,925,000

MHN financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares.

AMPS issued and outstanding remained constant for the years ended
August 31, 2011 and August 31, 2010 for all other Trusts.

VRDP Shares

MHN has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the
Securities Act of 1933 and include a liquidity feature that allows the VRDP
Shareholders to have their shares purchased by the liquidity provider in the event of a failed remarketing. MHN is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The VRDP Shares issued for the year ended August 31, 2011 were as follows:

		Issue	Shares	Maturity
	Series	Date	Issued	Date
MHN	W-7	6/30/11	2,436	7/01/41

MHN has entered into a fee agreement with the liquidity provider that required an initial commitment and a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the
Statements of Operations.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. For financial reporting pur-
poses, the liquidation value of VRDP Shares is recorded as a liability in the
Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and
Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The short-term ratings on the VRDP Shares are directly related to the short-
term ratings of the liquidity provider. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-
term debt ratings in one of the two highest rating categories.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of MHN. The redemption price per
VRDP Share is equal to the liquidation value per share plus any outstand-
ing unpaid dividends. In the event of an optional redemption of VRDP
Shares prior to the initial termination date of the fee agreement, MHN must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date. MHN is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage and basic maintenance amount requirements.

All of MHN’s VRDP Shares have successfully remarketed since
issuance, with an annualized dividend rate of 0.36% for the year ended August 31, 2011.

Preferred Shares

MHN's Preferred Shares rank prior to MHN's Common Shares as to the payment of dividends by MHN and distribution of assets upon dissolution or liquidation of MHN. The 1940 Act prohibits the declaration of any divi-
dend on MHN's Common Shares or the repurchase of MHN's Common
Shares if MHN fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pur-
suant to the Preferred Shares' governing instrument, MHN is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if MHN fails to declare and pay dividends on the Preferred Shares, redeem any Preferred
Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of
Common Shares (one vote per share) as a single class. However, the hold-
ers of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

ANNUAL REPORT AUGUST 31, 2011 61

Notes to Financial Statements (concluded)

8. Subsequent Events:
Management’s evaluation of the impact of all subsequent events on the
Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts will pay a net investment income dividend in the following amounts per share on October 3, 2011 to Common Shareholders of record on September 15, 2011:

Common
Dividend
Per Share
BZM	$0.0790
MHN	$0.0795
BLJ	$0.0780
BQH	$0.0820
BSE	$0.0715
BFY	$0.0835
BHV	$0.0830
MHE	$0.0700

The dividends declared on AMPS or VRDP Shares for the period
September 1, 2011 to September 30, 2011 were as follows:

Dividends
	Series	Declared
BZM AMPS	R-7	$ 4,013
MHN VRDP Shares	W-7	$67,607
BLJ AMPS	M-7	$ 3,778
BQH AMPS	T-7	$ 7,943
BSE AMPS	R-7	$16,445
BFY AMPS	W-7	$18,170
BHV AMPS	R-7	$ 2,928
MHE AMPS	A	$ 2,351
	B	$ 1,891

The following Trusts issued VRDP Shares, $100,000 liquidation value per share, in a private offering of VRDP Shares with qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933 to finance the AMPS redemption. The VRDP Shares issued were as follows:

		Issue	Shares		Maturity
	Series	Date	Issued	Proceeds	Date
BQH	W-7	9/15/11	221	$22,100,000	10/01/41
BSE	W-7	9/15/11	405	$40,500,000	10/01/41
BFY	W-7	9/15/11	444	$44,000,000	10/01/41

Each of these Trusts entered into a separate Fee Agreement (the
“Agreements”) with a financial institution in relation to the refinancing of
AMPS. Pursuant to the terms of the Agreements, effective with the applica-
ble issue date listed in the table above, each Trust will pay a liquidity fee to provide a liquidity feature in the event of a failed remarketing of
VRDP Shares.

The following Trusts announced the redemption of all of the outstanding
AMPS at the indicated liquidation preference per share plus any accrued and unpaid dividends through the expected redemption date as follows:

		Announcement	Redemption	Shares	Maturity
	Series	Date	Date	Redeemed	Date
BQH	T-7	9/16/11	10/12/11	885	$25,000
BSE	R-7	9/16/11	10/07/11	1,623	$25,000
BFY	W-7	9/16/11	10/06/11	1,779	$25,000

62 ANNUAL REPORT AUGUST 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of
BlackRock MuniHoldings New York Quality Fund, Inc.
and to the Shareholders and Board of Trustees of:
BlackRock Maryland Municipal Bond Trust,
BlackRock New Jersey Municipal Bond Trust,
BlackRock New York Municipal Bond Trust,
BlackRock New York Municipal Income Quality Trust,
BlackRock New York Municipal Income Trust II,
BlackRock Virginia Municipal Bond Trust, and
The Massachusetts Health & Education Tax-Exempt Trust
(collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Maryland Municipal
Bond Trust, BlackRock MuniHoldings New York Quality Fund, Inc. (formerly
BlackRock MuniHoldings New York Insured Fund, Inc.), BlackRock New
Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust,
BlackRock New York Municipal Income Quality Trust (formerly BlackRock
New York Insured Municipal Income Trust), BlackRock New York Municipal
Income Trust II, BlackRock Virginia Municipal Bond Trust and The
Massachusetts Health & Education Tax-Exempt Trust, as of August 31,
2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods pre-
sented. We have also audited the statement of cash flows of BlackRock
MuniHoldings New York Quality Fund, Inc. for the year ended August 31,
2011. These financial statements and financial highlights are the responsi-
bility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over finan-
cial reporting as a basis for designing audit procedures that are appropri-
ate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of August 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Maryland Municipal Bond Trust, BlackRock MuniHoldings
New York Quality Fund, Inc., BlackRock New Jersey Municipal Bond Trust,
BlackRock New York Municipal Bond Trust, BlackRock New York Municipal
Income Quality Trust, BlackRock New York Municipal Income Trust II,
BlackRock Virginia Municipal Bond Trust and The Massachusetts Health &
Education Tax-Exempt Trust as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the cash flows of BlackRock
MuniHoldings New York Quality Fund, Inc. for the year ended August 31,
2011, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 28, 2011

Important Tax Information (Unaudited)

The following tables summarize the taxable per share distributions paid by BZM, MHN, BLJ, BQH and BHV during the taxable year ended
August 31, 2011.

	Payable	Ordinary	Long-Term
BZM	Date	Income[1]	Capital Gains
Common Shareholders	12/31/10	$0.000265	$0.021974
AMPS Shareholders:
Series R-7	11/12/10	$0.04	$2.54
MHN
Common Shareholders	12/31/10	$0.003521	—
AMPS Shareholders:
Series A	12/09/10	$0.15	—
Series A	12/16/10	$0.26	—
Series B	11/26/10	$0.15	—
Series B	12/17/10	$0.25	—
Series C	11/30/10	$0.15	—
Series C	12/14/10	$0.26	—
Series D	11/29/10	$0.15	—
Series D	12/13/10	$0.25	—
Series E	12/08/10	$0.15	—
Series E	12/15/10	$0.26	—

	Payable	Ordinary	Long-Term
BLJ	Date	Income[1]	Capital Gains
Common Shareholders	12/31/10	$0.003676	$0.031013
AMPS Shareholders:
Series M-7	11/16/10	$0.29	$2.82
Series M-7	11/23/10	$0.06	$0.52
Series M-7	12/14/10	$0.05	—
BQH
Common Shareholders	12/31/10	$0.005355	—
AMPS Shareholders:
Series T-7	11/24/10	$0.50	—
BHV
Common Shareholders	12/31/10	$0.007097	$0.077888
AMPS Shareholders:
Series R-7	11/12/10	$0.25	$2.75
Series R-7	11/19/10	$0.28	$3.06
Series R-7	11/26/10	$0.06	$0.64

1 Additionally, all ordinary income distributions are comprised of interest related divi-
dends and qualified short-term capital gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All of the other net investment income distributions paid by BZM, MHN, BLJ,
BQH, and BHV qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by BSE, BFY, and MHE during the taxable year ended August 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT AUGUST 31, 2011 63

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collec-
tively, the “Boards,” and the members of which are referred to as “Board
Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”),
BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock
New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal
Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust
(“BSE”), BlackRock New York Municipal Income Trust II (“BFY”), BlackRock
Virginia Municipal Bond Trust (“BHV”), and The Massachusetts Health &
Education Tax-Exempt Trust (MHE and together with BZM, MHN, BLJ, BQH,
BSE, BFY and BHV, each a “Fund,” and, collectively, the “Funds”) met on
April 14, 2011 and May 12–13, 2011 to consider the approval of each
Fund’s investment advisory agreement (each, an “Advisory Agreement”)
with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. or BlackRock
Investment Management, LLC, as applicable (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory
Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940
(the “1940 Act”) (the “Independent Board Members”). The Board Members
are responsible for the oversight of the operations of the Funds and per-
form the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained inde-
pendent legal counsel to assist them in connection with their duties. The
Chairman of the Board is an Independent Board Member. Each Board has
established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance
Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive
Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards of BZM, BLJ, BQH, BSE, BFY,
BHV and MHE also have established a Committee on Auction Market
Preferred Shares. In addition, the Board of MHN had established a
Committee on Auction Market Preferred Shares prior to the redemption of all of MHN's outstanding auction market preferred shares. Further, each Board established an ad hoc committee, the Joint Product Pricing
Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, con-
sidered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards consid-
ered were: (a) investment performance for one-, three- and five-year peri-
ods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and, with respect to MHE, administration, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with its
Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services pro-
vided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms;
(h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incen-
tives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by
Lipper and, with respect to BZM, MHN, BQH, BSE, BFY, BHV and MHE a customized peer group selected by BlackRock (collectively, “Peers”); (b)
information on the profitability of the Agreements to BlackRock and a dis-
cussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as appli-
cable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comp-
arison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

64 ANNUAL REPORT AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards pre-
sented BlackRock with questions and requests for additional information.
BlackRock responded to these requests with additional written information in advance of the May 12 — 13, 2011 Board meeting.

At an in-person meeting held on May 12 — 13, 2011, each Board, includ-
ing the Independent Board Members, unanimously approved the continua-
tion of the Advisory Agreement between the Manager and its Fund and the
Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered:
(a) the nature, extent and quality of the services provided by BlackRock;
(b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by
BlackRock and its affiliates from their relationship with the Funds; (d)
economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the
Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted
the willingness of BlackRock personnel to engage in open, candid discus-
sions with the Boards. The Boards did not identify any particular informa-
tion as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strate-
gies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’
portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their
Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds.
BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the
Funds. In addition to investment advisory services, BlackRock and its affili-
ates provide the Funds with other services, including (i) preparing disclo-
sure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic share-
holder reports; (ii) preparing communications with analysts to support sec-
ondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and
(viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of
BlackRock’s fund administration, accounting, legal and compliance depart-
ments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14,
2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by
Lipper, which included a comprehensive analysis of each Fund’s perform-
ance. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with their review, each
Board received and reviewed information regarding the investment perform-
ance of its Fund as compared to funds in that Fund’s applicable Lipper category and, with respect to BZM, MHN, BQH, BSE, BFY, BHV and MHE a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds.
The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of each of BZM, MHN, BQH, BSE, BFY, BHV and MHE noted
that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized
Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

The Board of BLJ noted that, in general, its Fund performed better than its
Peers in that the Fund’s performance was at or above the median of its
Lipper Performance Composite in each of the one-, three- and five-year periods reported.

ANNUAL REPORT AUGUST 31, 2011 65

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent
Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided the
Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and
December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affili-
ates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limita-
tions in allocating costs among various advisory products. The Boards rec-
ognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the
Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. The Boards considered
BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operat-
ing margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the
Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The
Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management per-
sonnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BZM and BQH noted that its respective Fund’s con-
tractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of each of BZM and
BQH also noted, however, that its respective Fund’s contractual manage-
ment fee ratio was reasonable relative to the median contractual manage-
ment fee ratio paid by the Fund’s peers.

The Board of each of MHN, BSE, BFY and MHE noted that its respective
Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of each of BLJ and BHV noted that its respective Fund’s contrac-
tual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of each of BLJ and
BHV also noted, however, that its respective Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by
BlackRock, was lower than or equal to the median actual management fee ratio paid by the Fund’s Peers, after giving effect to any expense reimburse-
ments or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the
Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception; there-
fore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience sub-
stantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk manage-
ment personnel, an increase in BlackRock’s profile in the investment advi-
sory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand

66 ANNUAL REPORT AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The
Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to
BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-
place and that shareholders are able to sell their Fund shares in the sec-
ondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint
Product Pricing Committee. Based upon their evaluations of all of the aforementioned factors in their totality, the Boards, including the
Independent Board Members, were satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Funds and their shareholders. In arriving at their decision to approve the
Agreements, the Boards did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these deter-
minations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor
Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT AUGUST 31, 2011 67

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment
Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon
Shareowner Services for MHN and MHE and Computershare Trust Company,
N.A. for BZM, BLJ, BQH, BSE, BFY and BHV (individually, the “Reinvestment
Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective
Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nomi-
nee) by the Reinvestment Plan Agent, which serves as agent for the share-
holders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the part-
icipants’ accounts, depending upon the following circumstances, either (i)
through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”).
If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the
Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the divi-
dend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment
Plan Agents will invest any un-invested portion in newly issued shares.
Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan.
There is no direct service charge to participants in the Reinvestment Plan;
however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage com-
mission. Participants that request a sale of shares through BNY Mellon
Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the respective Reinvestment Plan Agent: BNY Mellon
Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035,
Telephone: (866) 216-0242 for shareholders of MHN and MHE or
Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI
02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street,
Canton, MA 02021 for shareholders of BZM, BLJ, BQH, BSE, BFY and BHV.

68 ANNUAL REPORT AUGUST 31, 2011

Officers and Trustees
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Trustees[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	96 Funds	Arch Chemical
55 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational Testing Service	96 Portfolios	(chemical and allied
New York, NY 10055	and Trustee		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	96 Funds	AtriCure, Inc.
55 East 52nd Street	Chairperson	2007	Co-founder and Director of the Cooke Center for Learning and Development	96 Portfolios	(medical devices)
New York, NY 10055	of the Board,		(a not-for-profit organization) since 1987; Director of Care Investment Trust,Inc.
1950	Chairperson		(health care real estate investment trust) from 2007 to 2010; Director of
	of the Audit		Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley
	Committee		from 1976 to 1987.
and Trustee
Michael J. Castellano	Trustee and	Since	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001	96 Funds	None
55 East 52nd Street	Member of	2011	to 2011; Chief Financial Officer of Lazard Ltd. from 2004 to 2011; Director,	96 Portfolios
New York, NY 10055	the Audit		Support Our Aging Religions (non-profit) since 2009; Director, National Advisory
1946	Committee		Board of Church Management at Villanova University since2010.
Frank J. Fabozzi	Trustee and	Since	Editor of and Consultant for The Journal of Portfolio Management since 1986;	96 Funds	None
55 East 52nd Street	Member of	2007	Professor of Finance, EDHEC Business School since 2011; Professor in the	96 Portfolios
New York, NY 10055	the Audit		Practice of Finance and Becton Fellow, Yale University School of Management
1948	Committee		from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale
University from 1994 to 2006.
Kathleen F. Feldstein	Trustee	Since	President of Economics Studies, Inc. (private economic consulting firm) since	96 Funds	The McClatchy
55 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	96 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		BellSouth (tele-
			HealthCare since 1995; Trustee, Museum ofFine Arts, Boston since 1992; Member		communications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Trustee and	Since	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 Funds	None
55 East 52nd Street	Member of	2007		96 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Trustee	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	96 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	96 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

ANNUAL REPORT AUGUST 31, 2011 69

Officers and Trustees (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard	Trustee	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	96 Funds	ADP (data and
55 East 52nd Street		2007	1988; Co-Director, Columbia Business School’s Entrepreneurship Program from	96 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman,Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Trustee and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	96 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of	96 Portfolios
New York, NY 10055	the Audit		the Finance Department, Harvard Business School from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard Business School
from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be inthe best interest of shareholders.
[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination ofMerrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fundboards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Trustees as joining the Funds’ boardin 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; FrankJ. Fabozzi, 1988;
Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.
Interested Trustees[3]
Paul L. Audet	Trustee	Since	Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate	96 Funds	None
55 East 52nd Street		2011	business from 2008 to 2011; Member of BlackRock’s Global Operating and	96 Portfolios
New York, NY 10055			Corporate Risk Management Committees and of the BlackRock Alternative Investors
1953			Executive Committee and Investment Committee for the Private Equity Fund of
Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from
2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior
Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the
Investment Management and Mutual Fund Processing businesses from 1996 to
1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corporate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992;
Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate
Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from
1986 to 1991.
Henry Gabbay	Trustee	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	158 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	283 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.
3 Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and
The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December31 of the year in which they turn 72.

70 ANNUAL REPORT AUGUST 31, 2011

Officers and Trustees (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Trusts	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2011	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family
Resource Network (charitable foundation) since 2009.
Anne Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds
55 East 52nd Street	President	2007[2]	from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of
New York, NY 10055			BlackRock’s Global Client Group since 2009; Chief OperatingOfficer of BlackRock’s U.S. Retail Group from 2006 to
1962			2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; SeniorVice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the
55 East 52nd Street		2007	MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group
New York, NY 10055			from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer and
1959	Anti-Money
Laundering
Officer
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; ManagingDirector and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Trusts serve at the pleasure of the Boards.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor	Custodians	Transfer Agents	AMPS Auction Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank	Common Shares	BNY Mellon	State Street Bank and	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[5]	Computershare	Shareowner Services[5]	Trust Company	Meagher & Flom LLP
	Boston, MA 02111	Trust Company, N.A.[3]	Jersey City, NJ 07310	Boston, MA 02116	New York, NY 10036
Sub-Advisors		Providence, RI 02940
BlackRock Financial	The Bank of		VRDP Tender and	Independent Registered	Address of the Trusts
Management, Inc.[3]	New York Mellon[6]	BNY Mellon	Paying Agent	Public Accounting Firm	100 Bellevue Parkway
New York, NY 10055	New York, NY 10286	Shareowner Services[4]	The Bank of	Deloitte & Touche LLP	Wilmington, DE 19809
		Jersey City, NJ 07310	New York Mellon[6]	Boston, MA 02116
BlackRock Investment			New York, NY 10289
Management, LLC[4]
Princeton, NJ 08540
VRDP Remarketing Agent
Merrill Lynch, Pierce, Fenner
[3] For all Trusts except MHN and MHE.			& Smith, Incorporated[6]
[4] For MHN and MHE.			New York, NY 10036
[5] For all Trusts except MHN.
[6] For MHN.

Effective April 14, 2011, Michael J. Castellano became Trustee of the Trusts and Member of the Audit Committee.
Effective July 28, 2011, Richard S. Davis resigned as Trustee of the Trusts, and Paul L. Audet became Trustee of the Trusts.

ANNUAL REPORT AUGUST 31, 2011 71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011, to elect trustee nominees for each Trust.
There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

		Paul L. Audet		Michael J. Castellano				R. Glenn Hubbard
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
BZM	1,927,452	77,551	0	1,927,006	77,997	0	1,927,319	77,684	0
BLJ	1,939,668	76,004	0	1,926,414	89,258	0	1,938,918	76,754	0
BQH	2,492,256	121,982	0	2,492,256	121,982	0	2,477,954	136,284	0
BSE	5,237,609	336,155	0	5,230,773	342,991	0	5,328,953	244,811	0
BFY	4,179,251	406,151	0	4,438,505	146,897	0	4,412,470	172,932	0
BHV	1,506,245	14,275	0	1,506,245	14,275	0	1,505,745	14,775	0

		W. Carl Kester¹
		Votes
	Votes For	Withheld	Abstain
BZM	625	0	0
BLJ	747	0	0
BQH	848	14	0
BSE	1,023	16	0
BFY	911	4	0
BHV	439	0	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of
Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi,
Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.
1 Voted on by holders of Preferred Shares only.

Approved the Trustees as follows:

		Paul L. Audet		Michael J. Castellano			Richard E. Cavanagh
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MHN	24,758,704	835,417	0	24,807,299	786,823	0	24,807,299	786,823	0
MHE	2,150,695	27,815	0	2,150,695	27,815	0	2,148,704	29,806	0
		Frank J. Fabozzi¹		Kathleen F. Feldstein				James T. Flynn
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MHN	9,131	10	0	24,491,771	1,102,350	0	24,420,744	1,173,378	0
MHE	358	0	0	2,148,314	30,196	0	2,148,314	30,196	0
		Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MHN	24,794,623	799,499	0	24,809,822	784,300	0	24,727,912	866,209	0
MHE	2,150,695	27,815	0	2,148,314	30,196	0	2,148,314	30,196	0
		W. Carl Kester¹			Karen P. Robards
		Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MHN	9,131	10	0	24,781,686	812,436	0
MHE	358	0	0	2,148,704	29,806	0
[1] Voted on by holders of Preferred Shares only.

72 ANNUAL REPORT AUGUST 31, 2011

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the
NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net invest-
ment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’
current accumulated but undistributed net investment income, if any, is dis-
closed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSE and BQH on July 27, 2010 in the
Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSE and BQH as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to BSE and BQH and their Common
Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities
(collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BSE and BQH as a result of the prior redemptions and injunctive relief preventing BSE and
BQH from redeeming AMPS at their liquidation preference in the future.
The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Trusts do not make available copies of their Statements of Additional
Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board Approvals on page 74, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the sharehold-
ers or in the principal risk factors associated with investment in the Trusts.
There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery
Electronic copies of most financial reports are available on the Trusts’ web sites or shareholders can sign up for e-mail notifications of quarterly state ments, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding
The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments
Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each
Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

ANNUAL REPORT AUGUST 31, 2011 73

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of
http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

Board Approvals

On September 1, 2010, the Boards of MHN and BSE (the “Insured Trusts”)
approved changes to certain investment policies of the Insured Trusts.

Historically, under normal market conditions, each Insured Trust had been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Insured
Trust or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Insured
Trusts adopted an amended investment policy of purchasing only munici-
pal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance
Investment Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of the Manager to manage the
Insured Trusts under the Insurance Investment Policy.

As a result, on September 1, 2010, the Manager recommended, and the
Boards of the Insured Trusts approved, the removal of the Insurance
Investment Policy. As a result of this investment policy change, the Insured
Trusts will not be required to dispose of assets currently held within the
Insured Trusts. The Insured Trusts will maintain, and have no current inten-
tion to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Insured Trust increases the amount of its assets that are invested in municipal obligations that are not insured, each Insured Trust’s share-
holders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the
Manager to evaluate the credit quality of issuers of municipal obligations in which each Insured Trust invests. The Boards of the Insured Trusts believe that the removal of the Insurance Investment Policy is in the best interests of each Insured Trust and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each
Insured Trust will achieve its investment objective.

As disclosed in each Insured Trust’s prospectus, each Insured Trust is required to provide shareholders 60 days notice of a change to the
Insurance Investment Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1,
2010. The new investment policy took effect on November 9, 2010. The
Manager has been gradually repositioning each Insured Trust’s portfolio over time, and during such period, each Insured Trust may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, the repositioning of each Insured Trust’s portfolio is still taking place, and the Insured Trusts will continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Insured Trusts in connection with this change.

In connection with this change in non-fundamental policy, each of the
Insured Trusts underwent a name change to reflect its new portfolio characteristics.

Each Insured Trust continues to trade on the NYSE under its current ticker symbol.

The approved changes did not alter any Insured Trust’s investment objective.

74 ANNUAL REPORT AUGUST 31, 2011

Additional Information (concluded)

Section 19(a) Notices
These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regula-
tions. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

August 31, 2011
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year-to-Date			Distributions for the Fiscal Year-to-Date
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
BZM	$0.948265	$0.021974	—	$0.970239	98%	2%	0%	100%
BLJ	$0.939676	$0.031013	—	$0.970689	97%	3%	0%	100%
BQH	$0.984405	$0.004950	—	$0.989355	99%	1%	0%	100%
BHV	$0.996601	$0.084384	—	$1.080985	92%	8%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT AUGUST 31, 2011 75

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for
Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
Entity Name	Year End	Year End	Year End	Year End	Year End	Year End	Year End	Year End
BlackRock New
Jersey Municipal	$29,200	$28,200	$6,100	$3,500	$6,800	$6,100	$0	$0
Bond Trust

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000
[1] The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2] The nature of the services includes tax compliance, tax advice and tax planning.
[3] Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal	Previous Fiscal
Entity Name	Year End	Year End
BlackRock New Jersey	$12,900	$20,377
Municipal Bond Trust

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the
Investment Adviser, on the other. In such event, provided that the Investment Adviser’s
Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight
Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the
Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and Compliance Department
and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.
A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit
99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at
www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31,
2011.

(a)(1) The Fund is managed by a team of investment professionals comprised of Robert
Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director
at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a
member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Sneeden,
Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill
Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Robert Sneeden	Director of BlackRock since 2006; Vice President of MLIM from 1998 to
2006.

(a)(2) As of August 31, 2011:

	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
(i) Name of	Other	Other Pooled	Other	Other	Other Pooled	Other
Portfolio Manager	Registered	Investment	Accounts	Registered	Investment	Accounts
	Investment	Vehicles		Investment	Vehicles
Theodore R. Jaeckel,	65	0	0	0	0	0
	$20.92 Billion	$0	$0	$0	$0	$0
Walter O’Connor	65	0	0	0	0	0
	$19.72 Billion	$0	$0	$0	$0	$0
Robert Sneeden	13	0	0	0	0	0
	$1.96 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover,
BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’)
officers, directors or employees are directors or officers, or companies as to which
BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-
public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with BlackRock.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and
BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The
BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc.
common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year
“at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in
BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-
term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various
BlackRock investment options. Messrs. Jaeckel, O’Connor and Sneeden have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock
Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Robert Sneeden	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New Jersey Municipal Bond Trust

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New Jersey Municipal Bond Trust

Date: November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New Jersey Municipal Bond Trust

Date: November 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New Jersey Municipal Bond Trust

Date: November 4, 2011